UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-21831

Alternative Investment Partners Absolute Return Fund STS

(Exact name of Registrant as specified in Charter)

100 Front Street, Suite 400
West Conshohocken, Pennsylvania 19428-2881

(Address of principal executive offices)

Registrant’s Telephone Number, including Area Code: (610) 260-7600

Kara Fricke, Esq.
Morgan Stanley Investment Management Inc.
1633 Broadway
New York, New York 10019

(Name and address of agent for service)

COPY TO:

Allison M. Fumai, Esq.
DECHERT LLP
1095 Avenue of the Americas
New York, NY 10036-6797
(212) 698-3500

Date of fiscal year end: December 31

Date of reporting period: December 31, 2024

ITEM 1. (a)	REPORTS TO STOCKHOLDERS.

The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

ALTERNATIVE INVESTMENT PARTNERSABSOLUTE RETURN FUND STS Consolidated Financial Statements with Report of Independent Registered Public Accounting Firm For the Year Ended December 31, 2024

Oath and Affirmation To the best of my knowledge and belief, the information contained in this document is accurate and complete. Lee Spector, Executive Director of Morgan Stanley Alternative Investment LLC, the General Partner of Morgan Stanley AIP GP LP, the Commodity Pool Operator of Alternative Investment Partners Absolute Return Fund STS (This oath is required by Section 4.12(c)(3) of the Commodity Futures Trading Commission Regulations under the Commodity Exchange Act, as amended.)

Audited financial statements for Alternative Investment Partners Absolute Return Fund for the year ended December 31, 2024 are attached to these consolidated financial statements and are an integral part thereof. Alternative Investment Partners Absolute Return Fund STS Consolidated Financial Statements with Report of Independent Registered Public Accounting Firm For the Year Ended December 31, 2024 Contents Managements Discussion of Fund Performance (Unaudited)……………………………………...1 Report of Independent Registered Public Accounting Firm..............................................................4 Audited Consolidated Financial Statements Consolidated Statement of Assets and Liabilities..............................................................................5 Consolidated Statement of Operations...............................................................................................6 Consolidated Statements of Changes in Net Assets...........................................................................7 Consolidated Statement of Cash Flows .............................................................................................8 Notes to Consolidated Financial Statements......................................................................................9 Proxy Voting Policies and Procedures and Proxy Voting Record (Unaudited)...............................16 Quarterly Portfolio Schedule (Unaudited).......................................................................................16 Information Concerning Trustees and Officers (Unaudited) ...........................................................17

1 Alternative Investment Partners Absolute Return Fund STS Managements Discussion of Fund Performance Investment Objective and Strategy Summary Alternative Investment Partners Absolute Return Fund STSs (the “Fund”) investment objective is to seek capital appreciation. The Fund, through the investment of substantially all of its assets in Alternative Investment Partners Absolute Return Fund (the “Master Fund”), invests substantially all its assets in private investment funds (commonly referred to as hedge funds) that are managed by a select group of alternative investment managers that employ different “absolute return” investment strategies in pursuit of attractive risk-adjusted returns consistent with the preservation of capital. “Absolute return” refers to a broad class of investment strategies that are managed without reference to the performance of equity, debt and other markets. “Absolute return” investment strategies allow unaffiliated third-party investment managers the flexibility to use leveraged or short-sale positions to take advantage of perceived inefficiencies across the global capital markets. These strategies are in contrast to the investment programs of “traditional” registered investment companies, such as mutual funds. Absolute return strategies can be contrasted with “relative return strategies” which generally seek to outperform a corresponding benchmark equity or fixed income index. The Master Fund seeks attractive “risk-adjusted” returns, which are returns adjusted to take into account the volatility of those returns. The Master Fund intends to invest in private investment funds that employ the following principal strategies: relative value strategies, security selection strategies, specialist credit strategies and directional strategies. Performance Discussion Total Returns One Year Five Years Ten Years Alternative Investment Partners Absolute Return Fund STS 10.64% 7.29% 4.68% Average Annual

2 Alternative Investment Partners Absolute Return Fund STS Managements Discussion of Fund Performance (continued) Performance Discussion (continued) The chart below illustrates the growth of a hypothetical $50,000 investment in the Fund over the ten years ending December 31, 2024. Performance data quoted represents past performance, which is not predictive of future results, and current performance may be lower or higher than the figures shown. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During the twelve months ended December 31, 2024, the Fund returned 10.64% (excluding sales load), outperforming bonds (Bloomberg US Aggregate Bond Index +1.25%) and cash (1 month SOFR +5.37%), but underperforming equities (S&P 500 Total Return Index +25.02%). The Fund continued its recent history of generating positive returns untethered from the performance of stocks the Funds 3 year beta to the S&P 500 Total Return Index at December 31, 2024 is 0.02. In 2022, the Funds limited equity beta benefited the Fund (+5.38%) as equities declined; in 2023 (+5.75%) and 2024 (+10.64%) the Funds limited equity beta resulted in the Fund receiving little to no benefit from the equity rally (all returns exclude sales charge).

ALTERNATIVE INVESTMENT PARTNERS

Morgan Stanley

Alternative Investment Partners Absolute Return Fund STS

Management's Discussion of Fund Performance (continued)

Performance Discussion (continued)

Nine of the Master Fund's eleven strategies generated positive results in 2024:

CTA/Managed Futures	0.68%
Distressed	-1.02%
Equity L/S High Hedge	2.91%
Equity L/S Opportunistic	0.53%
Event Driven Credit	0.56%
Fixed Income Arbitrage	0.33%
Macro	4.02%
Multi Strategy	0.11%
Other Directional	-0.06%
Private Placements	0.35%
Statistical Arbitrage	7.09%

Statistical Arbitrage funds (+18.24% average return in 2024), which carry little to no net equity beta, generated positive results in each quarter, led by D.E. Shaw Valence Fund, L.L.C. and Torus Feeder 2 LP (+22.4%). Macro funds (+31.93% average return in 2024), profited from exceptional results from D.E. Shaw Oculus Fund, L.L.C. (+36.7%) and Broad Reach (US) Fund LP (+26.7%). Finally, Equity Long/Short High Hedge Funds (+12.48% average return) with little equity beta, generated positive results in all but one month (-0.02% in November). Multi-manager platform funds Holocene Advisors Fund LP +15.3%, Alyeska Fund LP +10.8% generated consistently positive results, largely profiting from equity trading, while North Reef Capital LP, focused on the technology sector, gained 12.4%.

Thank you for your support for the Fund.

3

4 Report of Independent Registered Public Accounting Firm To the Shareholders and the Board of Trustees of Alternative Investment Partners Absolute Return Fund STS Opinion on the Financial Statements We have audited the accompanying consolidated statement of assets and liabilities of Alternative Investment Partners Absolute Return Fund STS (the “Fund”), as of December 31, 2024, and the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund at December 31, 2024, the consolidated results of its operations and its cash flows for the year then ended and the consolidated changes in its net assets for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles. Basis for Opinion These financial statements are the responsibility of the Funds management. Our responsibility is to express an opinion on the Funds financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Funds internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds internal control over financial reporting. Accordingly, we express no such opinion. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 2024, by correspondence with the transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion. We have served as the auditor of one or more Morgan Stanley investment companies since 2000. Boston, Massachusetts February 28, 2025

See accompanying notes and attached audited financial statements for Alternative Investment Partners Absolute Return Fund. 5 Alternative Investment Partners Absolute Return Fund STS Consolidated Statement of Assets and Liabilities December 31, 2024 Assets Investment in Alternative Investment Partners Absolute Return Fund, at fair value $ 172,792,496 Cash 1,445,954 Repurchases receivable from Alternative Investment Partners Absolute Return Fund 2,806,345 Withholding tax credit 251,935 Total assets 177,296,730 Liabilities Payable for share repurchases 2,581,345 Due to Alternative Investment Partners Absolute Return Fund 1,049,038 Accrued expenses and other liabilities 126,145 Total liabilities 3,756,528 Net assets $ 173,540,202 Net assets consist of: Net capital $ 30,086,529 Total distributable earnings (loss) 143,453,673 Net assets $ 173,540,202 Net asset value per share: 78,937.218 shares issued and outstanding, no par value, 1,000,000 registered shares $ 2,198.46 Maximum offering price per share ($2,198.46 plus sales load of 3% of net asset value per share) $ 2,264.41

See accompanying notes and attached audited financial statements for Alternative Investment Partners Absolute Return Fund. 6 Alternative Investment Partners Absolute Return Fund STS Consolidated Statement of Operations For the Year Ended December 31, 2024 Net investment income (loss) allocated from Alternative Investment Partners Absolute Return Fund Dividend income $ 121,603 Expenses (5,944,159) Net investment income (loss) allocated from Alternative Investment Partners Absolute Return Fund (5,822,556) Fund expenses Withholding taxes 2,283,708 Professional fees 245,133 Transfer agent fees 94,250 Registration fees 32,882 Printing fees 32,074 Trustees fees 5,305 Custody fees 1,793 Other 392 Total fund expenses 2,695,537 Net investment income (loss) (8,518,093) Realized and unrealized gain (loss) from investments allocated from Alternative Investment Partners Absolute Return Fund Net realized gain (loss) from: Investments in investment funds 11,715,804 Direct investments (65,591) Net realized gain (loss) from investments 11,650,213 Net change in unrealized appreciation/depreciation on: Investments in investment funds 14,702,490 Net change in unrealized appreciation/depreciation on investments 14,702,490 Net realized and unrealized gain (loss) from investments allocated from Alternative Investment Partners Absolute Return Fund 26,352,703 Net increase (decrease) in net assets resulting from operations $ 17,834,610

See accompanying notes and attached audited financial statements for Alternative Investment Partners Absolute Return Fund. 7 Alternative Investment Partners Absolute Return Fund STS Consolidated Statements of Changes in Net Assets For the year ended December 31, 2023 Net increase (decrease) in net assets resulting from operations: Net investment income (loss) $ (7,025,981) Net realized gain (loss) from investments 7,540,354 Net change in unrealized appreciation/depreciation on investments 9,285,888 Net increase (decrease) in net assets resulting from operations 9,800,261 Shareholder transactions: Subscriptions (representing 695.439 shares) 1,320,000 Repurchases (representing 6,463.277 shares) (12,469,321) Net increase (decrease) in net assets from shareholder transactions (11,149,321) Total increase (decrease) in net assets (1,349,060) Net assets, beginning of year (representing 93,550.912 shares) 175,773,808 Net assets, end of year (representing 87,783.074 shares) $ 174,424,748 For the year ended December 31, 2024 Net increase (decrease) in net assets resulting from operations: Net investment income (loss) $ (8,518,093) Net realized gain (loss) from investments 11,650,213 Net change in unrealized appreciation/depreciation on investments 14,702,490 Net increase (decrease) in net assets resulting from operations 17,834,610 Shareholder transactions: Subscriptions (representing 440.407 shares) 925,000 Repurchases (representing 9,286.263 shares) (19,644,156) Net increase (decrease) in net assets from shareholder transactions (18,719,156) Total increase (decrease) in net assets (884,546) Net assets, beginning of year (representing 87,783.074 shares) 174,424,748 Net assets, end of year (representing 78,937.218 shares) $ 173,540,202

See accompanying notes and attached audited financial statements for Alternative Investment Partners Absolute Return Fund. 8 Alternative Investment Partners Absolute Return Fund STS Consolidated Statement of Cash Flows For the Year Ended December 31, 2024 Cash flows from operating activities Net increase (decrease) in net assets resulting from operations $ 17,834,610 Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities: Net investment (income) loss allocated from Alternative Investment Partners Absolute Return Fund 5,822,556 Net realized (gain) loss from investment funds allocated from Alternative Investment Partners Absolute Return Fund (11,715,804) Net realized (gain) loss from direct investments allocated from Alternative Investment Partners Absolute Return Fund 65,591 Net change in unrealized (appreciation) depreciation on investment funds allocated from Alternative Investment Partners Absolute Return Fund (14,702,490) Purchase of investments in Alternative Investment Partners Absolute Return Fund (925,000) Proceeds from sales of investments in Alternative Investment Partners Absolute Return Fund 22,420,792 (Increase) decrease in repurchases receivable from Alternative Investment Partners Absolute Return Fund 500,094 (Increase) decrease in withholding tax credit (69) Increase (decrease) in due to Alternative Investment Partners Absolute Return Fund 407,142 Increase (decrease) in accrued expenses and other liabilities 13,203 Net cash provided by (used in) operating activities 19,720,625 Cash flows from financing activities Subscriptions 925,000 Repurchases (19,644,156) Increase (decrease) in subscriptions received in advance (50,000) Increase (decrease) in payable for share repurchases (500,094) Net cash provided by (used in) financing activities (19,269,250) Net change in cash 451,375 Cash at beginning of year 994,579 Cash at end of year $ 1,445,954

Alternative Investment Partners Absolute Return Fund STS Notes to Consolidated Financial Statements December 31, 2024 See attached audited financial statements for Alternative Investment Partners Absolute Return Fund. 9 1. Organization and Consolidation Alternative Investment Partners Absolute Return Fund STS (the “Fund”) was organized under the laws of the State of Delaware as a statutory trust on October 31, 2005. The Fund commenced operations on September 1, 2006 and operates pursuant to an Agreement and Declaration of Trust (the “Trust Deed”). The Fund is registered under the U.S. Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified management investment company. The Funds term is perpetual unless the Fund is otherwise terminated under the terms of the Trust Deed or unless and until required by law. The Fund is a “Feeder” fund in a “Master-Feeder” structure whereby the Fund invests substantially all of its assets in AIP Absolute Return Fund LDC (the “Offshore Fund”), a Cayman Islands limited duration company, which in turn invests substantially all of its assets in Alternative Investment Partners Absolute Return Fund (the “Master Fund”). The Master Fund is a statutory trust organized under the laws of the State of Delaware and is registered under the 1940 Act, as a closed-end, non-diversified, management investment company. Morgan Stanley AIP GP LP serves as the Master Funds investment adviser (the “Investment Adviser”). The Investment Adviser is an affiliate of Morgan Stanley and is registered as an investment adviser under the U.S. Investment Advisers Act of 1940, as amended and as a commodity trading adviser and a commodity pool operator with the Commodity Futures Trading Commission (“CFTC”) and the National Futures Association (“NFA”). The Fund and the Offshore Fund have the same investment objective as the Master Fund. The Master Funds investment objective is to seek capital appreciation principally through investing in investment funds (“Investment Funds”) managed by third-party investment managers who employ a variety of “absolute return” investment strategies in pursuit of attractive risk-adjusted returns consistent with the preservation of capital. “Absolute return” refers to a broad class of investment strategies that are managed without reference to the performance of equity, debt, and other markets. “Absolute return” investment strategies allow investment managers the flexibility to use leveraged or short-sale positions to take advantage of perceived inefficiencies across the global capital markets. The Master Fund may seek to gain investment exposure to certain Investment Funds or to adjust market or risk exposure by entering into derivative transactions such as total return swaps, options, and futures. The Fund consolidates the Offshore Fund, a wholly-owned subsidiary, and has included all of the assets and liabilities and revenues and expenses of the Offshore Fund in the accompanying financial statements. Intercompany balances have been eliminated through consolidation. As of December 31, 2024, the Fund had a 59.57% indirect ownership interest in the Master Fund. The financial statements of the Master Fund, including the Schedule of Investments, are attached to this report and should be read in conjunction with the Funds consolidated financial statements. The Fund has a Board of Trustees (the “Board”) that has overall responsibility for monitoring and overseeing the Funds investment program and its management and operations. A majority of the members of the Board (the “Trustees”) are not “interested persons” (as defined by the 1940 Act) of the Fund or the Investment Adviser. The same Trustees also serve as the Master Funds Board of Trustees.

Alternative Investment Partners Absolute Return Fund STS Notes to Consolidated Financial Statements (continued) See attached audited financial statements for Alternative Investment Partners Absolute Return Fund. 10 2. Significant Accounting Policies The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“US GAAP”). Such policies are consistently followed by the Fund in preparation of its consolidated financial statements. Management has determined that the Fund is an investment company in accordance with the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services Investment Companies”, for the purpose of financial reporting. The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases or decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Funds financial statements are stated in United States dollars. Investment in the Fund The Fund offers on a continuous basis through Morgan Stanley Distribution, Inc. (the “Distributor”), an affiliate of Morgan Stanley, 1,000,000 shares of beneficial interest (“Shares”). The initial closing date (“Initial Closing Date”) for public offering of Shares was September 1, 2006. Shares were offered until the Initial Closing Date at an initial offering price of $1,000 per Share, plus any applicable sales load, and have been continuously offered thereafter for purchase as of the first day of each calendar month at the Funds then current net asset value per Share, plus any applicable sales load. The Distributor may enter into selected dealer agreements with various brokers and dealers (“Selling Agents”), some of which are affiliates of the Fund, that have agreed to participate in the distribution of the Funds Shares. Shares may also be purchased through any registered investment adviser (a “RIA”) that has entered into an arrangement with the Distributor for such RIA to recommend Shares to its clients in conjunction with a “wrap” fee, asset allocation or other managed asset program by such RIA. Shares are sold only to certain special tax status investors (“Shareholders”), namely tax-exempt and tax-deferred investors. These investors also must represent that they are “accredited investors” within the meaning of Rule 501(a) of Regulation D promulgated under the U.S. Securities Act of 1933, as amended. The Distributor or any Selling Agent or RIA may impose additional eligibility requirements for investors who purchase Shares through the Distributor or such Selling Agent or RIA. The minimum initial investment in the Fund by any Shareholder is $50,000. The minimum additional investment in the Fund by any Shareholder is $25,000. The minimum initial and additional investments may be reduced by the Fund with respect to certain Shareholders. Shareholders may only purchase their Shares through the Distributor, a Selling Agent or a RIA. The Distributor and Selling Agents may charge Shareholders a sales load of up to 3% of the Shareholders purchase. The Distributor or a Selling Agent may, in its discretion, waive the sales load for certain investors. In addition, purchasers of Shares in conjunction with certain “wrap” fee, asset allocation or other managed asset programs sponsored by an investment adviser, including an affiliate of the Adviser, or Morgan Stanley and its affiliates (including the Adviser) and the directors, partners, principals, officers and employees of Morgan Stanley and its affiliates may not be charged a sales load by the Distributor or Selling Agent.

Alternative Investment Partners Absolute Return Fund STS Notes to Consolidated Financial Statements (continued) See attached audited financial statements for Alternative Investment Partners Absolute Return Fund. 11 2. Significant Accounting Policies (continued) Investment in the Fund (continued) The Fund may from time to time offer to repurchase Shares (or portions of them) at net asset value pursuant to written tenders by Shareholders. Any offer to repurchase Shares by the Fund is only made to Shareholders at the same times as, and in parallel with, each repurchase offer made by the Master Fund to its investors, including, indirectly, the Fund. Each such repurchase offer made by the Master Fund will generally apply to up to 15% of the net assets of the Master Fund. Repurchases are made at such times, in such amounts and on such terms as may be determined by the Board, in its sole discretion. In determining whether the Fund should offer to repurchase Shares (or portions of them) from Shareholders, the Board will consider the recommendations of the Adviser as to the timing of such an offer, as well as a variety of operational, business and economic factors. The Adviser expects that it will recommend to the Board that the Fund offers to repurchase Shares (or portions of them) from Shareholders quarterly, on each March 31, June 30, September 30, and December 31. In general, the Fund will initially pay at least 90% of the estimated value of the repurchased Shares to Shareholders as of the later of: (1) a period of within 30 days after the value of the Shares to be repurchased is determined, or (2) if the Master Fund has requested withdrawals of its capital from any Investment Funds in order to fund the repurchase of Shares, within ten business days after the Master Fund has received at least 90% of the aggregate amount withdrawn by the Master Fund from such Investment Funds. The remaining amount (the “Holdback Amount”) will be paid promptly after completion of the annual audit of the Fund and preparation of the Funds audited consolidated financial statements. As of December 31, 2024, the total of all Shareholders Holdback Amounts was $309,092 which includes any Holdback Amount for repurchases as of December 31, 2024, and is included in payable for share repurchases in the Consolidated Statement of Assets and Liabilities. Investment in the Master Fund The Fund records its investment in the Master Fund at fair value which is represented by the Funds proportionate indirect interest in the net assets of the Master Fund as of December 31, 2024. Valuation of Investment Funds and other investments held by the Master Fund, including the Master Funds disclosure of investments under the three-tier hierarchy, is discussed in the notes to the Master Funds financial statements. The Fund records its pro rata share of the Master Funds income, expenses, and realized and unrealized gains and losses. The performance of the Fund is directly affected by the performance of the Master Fund. The financial statements of the Master Fund, which are attached, are an integral part of these consolidated financial statements. Please refer to the accounting policies disclosed in the financial statements of the Master Fund for additional information regarding significant accounting policies that affect the Fund. Short-Term Investments Short-term investments are invested in a money market fund. Investments in money market funds are valued at fair value using the net asset value as the price. As of December 31, 2024, the fund didnt hold short-term investments.

Alternative Investment Partners Absolute Return Fund STS Notes to Consolidated Financial Statements (continued) See attached audited financial statements for Alternative Investment Partners Absolute Return Fund. 12 2. Significant Accounting Policies (continued) Cash The Fund may maintain cash held on deposit at one or more financial institutions. The Fund is subject to credit risk should a financial institution be unable to fulfill its obligations. Income Recognition and Expenses The Fund recognizes income and expenses on an accrual basis. Income, expenses, and realized and unrealized gains and losses are recorded monthly. The Fund accrues its own expenses. The Fund does not pay the Adviser a management fee. As an indirect holder of shares in the Master Fund, however, the Fund does bear its allocable portion (based on the net asset value of the Master Fund attributable to the Fund) of the expenses of the Master Fund, including the management fee paid to the Investment Adviser and shareholder servicing fees paid to the Distributor as described in the Master Funds financial statements. Please refer to the attached financial statements of the Master Fund for a discussion of the computation of the management fee and shareholder servicing fee. Included in expenses allocated from the Master Fund in the Consolidated Statement of Operations is $1,755,948 and $1,305,593, which are the Funds proportionate share of management fees and shareholder servicing fees, respectively, incurred by the Master Fund for the year ended December 31, 2024. Third-Party Service Providers State Street Bank and Trust Company (“State Street”) provides accounting and administrative services to the Fund. State Street also serves as the Funds custodian. UMB Fund Services, Inc. serves as the Funds transfer agent. Transfer agent fees are payable monthly based on an annual Fund base fee, annual per Shareholder account changes, and out-of-pocket expenses incurred by the transfer agent on the Funds behalf. Income and Withholding Taxes The Fund expects to be treated as a partnership for U.S. federal income tax purposes. No provision for federal, state, or local income taxes is required in the consolidated financial statements. In accordance with the U.S. Internal Revenue Code of 1986, as amended, each of the Shareholders is to include its respective share of the Funds realized profits or losses in its individual tax returns. The Fund files tax returns with the U.S. Internal Revenue Service and various states. The Master Fund is required to withhold up to 30% U.S. tax from U.S. source dividends and 21% (33% for non-corporate, non-U.S. investors) U.S. tax from effectively connected income allocable to its non-U.S. investors and remit those amounts to the U.S. internal Revenue Service on behalf of the non-U.S. investors. If the Master Fund incurs a withholding tax or other tax obligation with respect to the share of the Master Funds income allocable to any Shareholder, then the Master Fund, without limitation of any other rights of the Fund, will cause a Share repurchase from the Master Fund in the amount of the tax obligation. The amount of the tax obligation attributable to the Fund will be treated as an expense by the Fund.

Alternative Investment Partners Absolute Return Fund STS Notes to Consolidated Financial Statements (continued) See attached audited financial statements for Alternative Investment Partners Absolute Return Fund. 13 2. Significant Accounting Policies (continued) Income and Withholding Taxes (continued) For the year ended December 31, 2024, the Master Fund recorded an estimated tax withholding amount of $2,283,708 related to the Funds share of withholding taxes, which is included in the Funds Consolidated Statement of Operations. The Fund has concluded there are no significant uncertain tax positions that would require recognition in the consolidated financial statements as of December 31, 2024. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in other expenses in the Consolidated Statement of Operations. Generally, open tax years under potential examination vary by jurisdiction, but at least each of the tax years in the four-year period ended December 31, 2024, remains subject to examination by certain relevant taxing authorities. Recent Accounting Pronouncements During the year ended December 31, 2024, the Fund adopted FASB Accounting Standards Update No. 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures, (ASU 2023- 07), which requires incremental disclosures related to a public entitys reportable segments. The Fund operates as a single reportable segment, an investment company whose investment objective is included at the beginning of the Notes to Financial Statements. In connection with the adoption of ASU 2023-07, the Funds President has been designated as the Funds Chief Operating Decision Maker (CODM), who is responsible for assessing the performance of the Funds single segment and deciding how to allocate the segments resources. To perform this function, the CODM reviews the information in the Funds Financial Statements. 3. Market Risk The value of an investment in the Fund is based on the values of the Funds investments, which change due to economic and other events that affect the U.S. and global markets generally, as well as those that affect or are perceived or expected to affect particular regions, countries, industries, companies, issuers, sectors, asset classes or governments. The risks associated with these developments may be magnified if certain social, political, economic and other conditions and events adversely interrupt or otherwise affect the global economy and financial markets. Investments in the Funds portfolio may underperform or otherwise be adversely affected due to inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates (or changes in interest rates), global demand for particular products or resources, market or financial system instability or uncertainty, embargoes, tariffs, sanctions and other trade barriers, natural disasters and extreme weather events, health emergencies (such as epidemics and pandemics), terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events, such as terrorist attacks, natural disasters, health emergencies, social and political (including geopolitical) discord and tensions or debt crises and downgrades, among others, may result in increased market volatility and may have long term effects on both the U.S. and global financial markets. The occurrence of such events may be sudden and unexpected, and it is difficult to predict when similar events affecting the U.S. or global financial markets or economies may occur, the effects that such

ALTERNATIVE INVESTMENT PARTNERS Morgan Stanley

Alternative Investment Partners Absolute Return Fund STS
Notes to Consolidated Financial Statements (continued)

3. Market Risk (continued)

events may have and the duration of those effects (which may last for extended periods). Any such event(s) could have a significant adverse impact on the value, liquidity and risk profile of the Fund's portfolio, as well as its ability to sell investments and/or meet redemptions. Any such event(s) or similar types of factors and developments, may also adversely affect the financial performance of the Fund's investments (and, in turn, the Fund's investment results) and/or negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance of the Fund's investments, and exacerbate pre-existing risks to the Fund. In addition, no active trading market may exist for certain investments held by the Fund, which may impair the ability of the Fund to sell or to realize the current valuation of such investments in the event of the need to liquidate such assets.

4. Contractual Obligations

The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

5. Financial Highlights

The following represents per Share data, ratios to average net assets, and other financial highlights information for Shareholders.

	For the Year Ended December 31, 2024	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020
For a Share outstanding throughout the year:					
Net asset value, beginning of year	$ 1,987.00	$ 1,878.91	$ 1,783.03	$ 1,692.95	$ 1,544.20
Net investment income (loss) [(a)]	(101.89)	(76.95)	(60.67)	(47.91)	(44.27)
Net realized and unrealized gain (loss) from investments	313.35	185.04	156.55	137.99	193.02
Net increase (decrease) resulting from operations	211.46	108.09	95.88	90.08	148.75
Net asset value, end of year	$ 2,198.46	$ 1,987.00	$ 1,878.91	$ 1,783.03	$ 1,692.95
Total return [(b)]	10.64%	5.75%	5.38%	5.32%	9.63%
Ratio of total expenses [(c)]	4.90%	4.08%	3.36%	2.79%	2.86%
Ratio of net investment income (loss) [(d)]	(4.83%)	(4.00%)	(3.34%)	(2.78%)	(2.84%)
Portfolio turnover [(e)]	9%	19%	25%	11%	23%
Net assets, end of year (000s)	$ 173,540	$ 174,425	$ 175,774	$ 178,916	$ 194,422

(a) Calculated based on the average shares outstanding methodology.
(b) Total return assumes a subscription of a Share in the Fund at the beginning of the year indicated and a repurchase of the Share on the last day of the year indicated, and does not reflect the impact of the sales load, if any, incurred when subscribing to the Fund.
(c) Includes expenses allocated from the Master Fund.
(d) Includes income and expenses allocated from the Master Fund.
(e) The portfolio turnover rate reflects investment activity of the Master Fund.

See attached audited financial statements for Alternative Investment Partners Absolute Return Fund.

14

Alternative Investment Partners Absolute Return Fund STS Notes to Consolidated Financial Statements (continued) See attached audited financial statements for Alternative Investment Partners Absolute Return Fund. 15 5. Financial Highlights The above ratios and total returns have been calculated for the Shareholders taken as a whole. An individual Shareholders return and ratios may vary from these returns and ratios due to the timing of Share transactions and withholding tax allocation, as applicable. 6. Subsequent Events Unless otherwise stated throughout the Notes to Consolidated Financial Statements, the Fund noted no subsequent events that require disclosure in or adjustment to the consolidated financial statements through the date that the financial statements were available to be issued.

16 Alternative Investment Partners Absolute Return Fund STS Proxy Voting Policies and Procedures and Proxy Voting Record (Unaudited) If applicable, a copy of (1) the Funds policies and procedures with respect to the voting of proxies relating to the Funds investments; and (2) how the Fund voted proxies relating to Fund investments during the most recent year ended December 31, is available without charge, upon request, by calling the Fund at 1-888-322-4675. This information is also available on the Securities and Exchange Commissions website at http://www.sec.gov. Quarterly Portfolio Schedule (Unaudited) The Fund also files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the Funds first and third fiscal quarters on Form N-PORT. The Funds Forms N-PORT are available on the Securities and Exchange Commissions website at http://www.sec.gov. and Morgan Stanleys public website, www.morganstanley.com/im/shareholderreports. Once filed, the most recent Form N-PORT will be available without charge, upon request, by calling the Fund at 1-888-322-4675.

ALTERNATIVE INVESTMENT PARTNERS Morgan Stanley

Information Concerning Trustees and Officers (Unaudited)

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Frank L. Bowman c/o Morgan, Lewis and Bockius LLP Counsel to the Independent Trustees One State Street Hartford, CT 06103 06103 10036 Birth Year: 1944	Trustee	Since August 2006	President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Chairperson of the Compliance and Insurance Committee (2015-2024) and Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de L'Ordre National du Mérite by the French Government; elected to the National Academy of Engineering (2009).	83	Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a former member of the CNA Military Advisory Board; Chairman of the Board of Trustees of Fairhaven United Methodist Church Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various nonprofit organizations; formerly, Director of BP, plc (November 2010-May 2019).
Kathleen A. Dennis c/o Morgan, Lewis and Bockius LLP Counsel to the Independent Trustees One State Street Hartford, CT 06103 Birth Year: 1953	Trustee	Since August 2006	Chairperson of the Governance Committee (since January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	83	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-2024); Director of various non-profit organizations.
Nancy C. Everett c/o Morgan, Lewis and Bockius LLP Counsel to the Independent Trustees One State Street Hartford, CT 06103 Birth Year: 1955	Trustee	Since January 2015	Interim Vice President for Investment Management of Dominion Energy (since 2024); Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); Chief Executive Officer of Virginia Commonwealth University Investment Company (2015-2024); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013) and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	84	Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

17

ALTERNATIVE INVESTMENT PARTNERS Morgan Stanley

Information Concerning Trustees and Officers (Unaudited) (continued)

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Richard G. Gould c/o Morgan, Lewis and Bockius LLP Counsel to the Independent Trustees One State Street Hartford, CT 06103 Birth Year: 1959	Trustee	Since July 2024	Global Chief Executive Officer, CLSA Ltd. (2019-2021); Chief Executive Officer, Americas, CLSA Americas, LLC (2014-2021); Head of Global Sales, Bloomberg Tradebook, Bloomberg LP (2010-2014); Founding Member, Executive Vice President, Information Services Group (2006-2010); Managing Director, Morgan Stanley (1990-2006); Executive Director, International Portfolio Trading & Derivatives, Morgan Stanley (1988-1990); Vice President, International Portfolio Trading & Derivatives, Morgan Stanley (1986-1988); Equity Derivatives Trading, Lehman Brothers (1983-1986).	84	Global Management Committee Member, CLSA (2014-2020); Broking Executive Committee Member, CLSA (2014-2020).
Jakki L. Haussler c/o Morgan, Lewis and Bockius LLP Counsel to the Independent Trustees One State Street Hartford, CT 06103 Birth Year: 1957	Trustee	Since January 2015	Chairman, Opus Capital Group (since 1996); formerly, CEO, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	84	Director, Ingram Micro Holding Corporation and Member, Nominating and Corporate Governance Committee (since October 2024); Director, Vertiv Holdings Co. (VRT) (since August 2022); Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee (2008-2021); Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director, Barnes Group Inc. (2021-2025); Member of Chase College of Law Center for Law and Entrepreneurship Board of Advisors; Director of Best Transport (2005-2019); Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee.
Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002 Birth Year: 1949	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (since January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co- Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	83	Director of NVR, Inc. (home construction).

18

19 Information Concerning Trustees and Officers (Unaudited) (continued) Name, Address and Birth Year of Independent Trustee Position(s) Held with Registrant Length of Time Served* Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience Number of Funds in Fund Complex Overseen by Independent Trustee** Other Directorships Held by Independent Trustee*** Michael F. Klein c/o Morgan, Lewis and Bockius LLP Counsel to the Independent Trustees One State Street Hartford, CT 06103 Birth Year: 1958 Trustee Since August 2006 Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999). 83 Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals). Patricia A. Maleski c/o Morgan, Lewis and Bockius LLP Counsel to the Independent Trustees One State Street Hartford, CT 06103 Birth Year: 1960 Trustee Since January 2017 Chairperson of the Compliance and Insurance Committee (since January 2025); Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer - Global Asset Management (2013-2015); President, JPMorgan Funds (2010- 2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001). 84 Formerly, Trustee (January 2022 to March 2023), Treasurer (January 2023 to March 2023), and Finance Committee (January 2022 to March 2023), Nutley Family Service Bureau, Inc. W. Allen Reed c/o Morgan, Lewis and Bockius LLP Counsel to the Independent Trustees One State Street Hartford, CT 06103 Birth Year: 1947 Chair of the Board and Trustee Chair of the Boards since August 2020 and Trustee since August 2006 Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005). 83 Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

ALTERNATIVE INVESTMENT PARTNERS

Morgan Stanley

Information Concerning Trustees and Officers (Unaudited) (continued)

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee **	Other Directorships Held by Independent Trustee***
Frances L. Cashman c/o Morgan, Lewis and Bockius LLP Counsel to the Independent Trustees One State Street Hartford, CT 06103 Birth Year: 1961	Trustee	Since March 2022	Formerly, Chief Executive Officer, Asset Management Division, Delinian Ltd. (financial information) (2021-2024); Executive Vice President and various other roles, Legg Mason & Co. (asset management) (2010-2020); Managing Director, Stifel Nicola (2005-2010).	84	Trustee and Member of Advancement and Investment Committees, Cristo Rey Jesuit High School (Since December 2024); Trustee and Investment Committee Member, Georgia Tech Foundation (since June 2019); Trustee, Member of Investment Committee and Chair of Marketing Committee, and Member of Finance Committee, Loyola Blakefield (since September 2017); Trustee, MMI Gateway Foundation (since September 2017); Director and Investment Committee Member, Catholic Community Foundation Board (2012-2018); Director and Investment Committee Member, St. Ignatius Loyola Academy (2011-2017).
Eddie A. Grier c/o Morgan, Lewis and Bockius LLP Counsel to the Independent Trustees One State Street Hartford, CT 06103 Birth Year:1955	Trustee	Since March 2022	Dean, Santa Clara University Leavey School of 78 Business (since July 2021); Dean, Virginia Commonwealth University School of Business (2010-2021); President and various other roles, Walt Disney Company (entertainment and media) (1981-2010).	84	Director, Witt/Keiffer, Inc. (executive search) (2016-2024); Director, NuStar GP, LLC (energy) (2021-2024); Director, Sonida Senior Living, Inc (residential community operator) (2016-2021); Director, NVR, Inc (homebuilding (2013-2020); Director, Middleburg Trust Company (wealth management) (2014-2019); Director, Colonial Williamsburg Company (2012-2021); Regent, University of Massachusetts Global (since 2021); Director and chair, ChildFund International (2012-2021); Trustee, Brandman University (2010-2021); Director, Richmond Forum (2012-2019).

* This is the earliest date the Director began serving the Morgan Stanley Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

** The Fund Complex includes (as of December 31, 2024) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

*** This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

20

21 Information Concerning Trustees and Officers (Unaudited) (continued) Position(s) Length of Name, Address and Birth Held with Time Principal Occupation(s) Year of Executive Officer Registrant Served* During Past 5 Years John H. Gernon 1585 Broadway New York, NY 10036 Birth Year: 1963 President and Principal Executive Officer Since September 2013 President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser. Deidre A. Downes 1633 Broadway New York, NY 10019 Birth Year: 1977 Chief Compliance Officer Since November 2021 Managing Director of the Adviser (since January 2021) and Chief Compliance Officer of the Adviser of various Morgan Stanley Funds (since November 2021). Formerly, Vice President and Corporate Counsel at PGIM and Prudential Financial (October 2016- December 2020). Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967 Secretary and Chief Legal Officer Since June 1999 Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999). Christopher Auffenberg 100 Front Street, Suite 400 West Conshohocken, PA 19428 Birth Year: 1984 Vice President Since May 2022 Chief Operating Officer of the Morgan Stanley Alternative Investment Partners Hedge Fund team and Executive Director of Morgan Stanley Investment Management Inc (since May 2022). Michael J. Key 1585 Broadway New York, NY 10036 Birth Year: 1979 Vice President Since June 2017 Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Managing Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013). Francis J. Smith 750 Seventh Avenue New York, NY 10019 Birth Year: 1965 Treasurer and Principal Financial Officer Treasurer since July 2003 and Principal Financial Officer since September 2002 Managing Director of the Advisor and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002). * This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves an indefinite term, until his or her successor is elected. In addition, the following individuals who are officers of the Adviser or its affiliates serve as assistant secretaries of the Trust: Princess Kludjeson, Kristina B. Magolis, Francesca Mead and Jill R. Whitelaw. The Funds statement of additional information includes further information about the Funds Trustees and Officers, and is available without charge by visiting www.morganstanley.com/im/shareholderreports or upon request by calling 1 (888) 322-4675.

22 Alternative Investment Partners Absolute Return Fund 100 Front Street, Suite 400 West Conshohocken, PA 19428 Trustees W. Allen Reed, Chair of the Board and Trustee Frank L. Bowman Frances L. Cashman Kathleen A. Dennis Nancy C. Everett Eddie A. Grier Richard G. Gould Jakki L. Haussler Dr. Manual H. Johnson Michael F. Klein Patricia A. Maleski Officers John H. Gernon, President and Principal Executive Officer Christopher Auffenberg, Vice President Michael J. Key, Vice President Deidre A. Downes, Chief Compliance Officer Francis J.Smith, Treasurer and Principal Financial Officer Mary E. Mullin, Secretary Investment Adviser Morgan Stanley AIP GP LP 100 Front Street, Suite 400 West Conshohocken, PA 19428 Administrator, Custodian, Fund Accounting Agent and Escrow Agent State Street Bank and Trust Company One Lincoln Street Boston, MA 02111 Transfer Agent UMB Fund Services, Inc. 235 W. Galena Street Milwaukee, WI 53212 Independent Registered Public Accounting Firm Ernst & Young LLP 200 Clarendon Street Boston, MA 02116 Legal Counsel Dechert LLP 1095 Avenue of the Americas New York, NY 10036 Counsel to the Independent Trustees Morgan, Lewis and Bockius LLP One State Street Hartford, CT 06103

ALTERNATIVE INVESTMENT PARTNERS ABSOLUTE RETURN FUND Financial Statements with Report of Independent Registered Public Accounting Firm For the Year Ended December 31, 2024

Oath and Affirmation To the best of my knowledge and belief, the information contained in this document is accurate and complete. Lee Spector, Executive Director of Morgan Stanley Alternative Investment LLC, the General Partner of Morgan Stanley AIP GP LP, the Commodity Pool Operator of Alternative Investments Partners Absolute Return Fund (This oath is required by Section 4.12(c)(3) of the Commodity Futures Trading Commission Regulations under the Commodity Exchange Act, as amended.)

Alternative Investment Partners Absolute Return Fund Financial Statements with Report of Independent Registered Public Accounting Firm For the Year Ended December 31, 2024 Contents Managements Discussion of Fund Performance (Unaudited)……………………………………...1 Report of Independent Registered Public Accounting Firm 4 Audited Financial Statements Statement of Assets and Liabilities 5 Statement of Operations 6 Statements of Changes in Net Assets 7 Statement of Cash Flows 8 Schedule of Investments 9 Notes to Financial Statements 14 Proxy Voting Policies and Procedures and Proxy Voting Record (Unaudited) 27 Quarterly Portfolio Schedule (Unaudited) 27 U.S. Privacy Policy (Unaudited) 28 Information Concerning Trustees and Officers (Unaudited) 32

1 Alternative Investment Partners Absolute Return Fund Managements Discussion of Fund Performance Investment Objective and Strategy Summary The Funds investment objective is to seek capital appreciation principally through investing in investment funds (“Investment Funds”) managed by third party investment managers who employ a variety of “absolute return” investment strategies in pursuit of attractive risk-adjusted returns consistent with the preservation of capital. The Fund invests substantially all its assets in private investment funds (commonly referred to as hedge funds) that are managed by a select group of alternative investment managers that employ different “absolute return” investment strategies in pursuit of attractive risk-adjusted returns consistent with the preservation of capital. “Absolute return” refers to a broad class of investment strategies that are managed without reference to the performance of equity, debt and other markets. “Absolute return” investment strategies allow unaffiliated third-party investment managers the flexibility to use leveraged or short-sale positions to take advantage of perceived inefficiencies across the global capital markets. These strategies are in contrast to the investment programs of “traditional” registered investment companies, such as mutual funds. Absolute return strategies can be contrasted with “relative return strategies” which generally seek to outperform a corresponding benchmark equity or fixed income index. The Fund seeks attractive “risk-adjusted” returns, which are returns adjusted to take into account the volatility of those returns. The Fund intends to invest in private investment funds that employ the following principal strategies: relative value strategies, security selection strategies, specialist credit strategies and directional strategies. Performance Discussion Total Returns One Year Five Years Ten Years Alternative Investment Partners Absolute Return Fund 12.44% 8.10% 5.29% Average Annual

2 Alternative Investment Partners Absolute Return Fund Managements Discussion of Fund Performance (continued) Performance Discussion (continued) The chart below illustrates the growth of a hypothetical $50,000 investment in the Fund over the ten years ending December 31, 2024. Performance data quoted represents past performance, which is not predictive of future results, and current performance may be lower or higher than the figures shown. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During the twelve months ended December 31, 2024, the Fund returned 12.44% (excluding sales load), outperforming bonds (Bloomberg US Aggregate Bond Index +1.25%) and cash (1 month SOFR +5.37%), but underperforming equities (S&P 500 Total Return Index +25.02%). The Fund continued its recent history of generating positive returns untethered from the performance of stocks the Funds 3 year beta to the S&P 500 Total Return Index at December 31, 2024 is 0.02. In 2022, the Funds limited equity beta benefited the Fund (+5.96%) as equities declined; in 2023 (+6.53%) and 2024 (+12.44%) the Funds limited equity beta resulted in the Fund receiving little to no benefit from the equity rally (all returns exclude sales charge).

ALTERNATIVE INVESTMENT PARTNERS Morgan Stanley

Alternative Investment Partners Absolute Return Fund

Management's Discussion of Fund Performance (continued)

Performance Discussion (continued)

Nine of the Fund's eleven strategies generated positive results in 2024:

CTA/Managed Futures	0.68%
Distressed	-1.02%
Equity L/S High Hedge	2.91%
Equity L/S Opportunistic	0.53%
Event Driven Credit	0.56%
Fixed Income Arbitrage	0.33%
Macro	4.02%
Multi Strategy	0.11%
Other Directional	-0.06%
Private Placements	0.35%
Statistical Arbitrage	7.09%

Statistical Arbitrage funds (+18.24% average return in 2024), which carry little to no net equity beta, generated positive results in each quarter, led by D.E. Shaw Valence Fund, L.L.C. and Torus Feeder 2 LP (+22.4%). Macro funds (+31.93% average return in 2024), profited from exceptional results from D.E. Shaw Oculus Fund, L.L.C. (+36.7%) and Broad Reach (US) Fund LP (+26.7%). Finally, Equity Long/Short High Hedge Funds (+12.48% average return) with little equity beta, generated positive results in all but one month (-0.02% in November). Multi-manager platform funds Holocene Advisors Fund LP +15.3%, Alyeska Fund LP +10.8% generated consistently positive results, largely profiting from equity trading, while North Reef Capital LP, focused on the technology sector, gained 12.4%.

Thank you for your support for the Fund.

3

4 Report of Independent Registered Public Accounting Firm To the Shareholders and the Board of Trustees of Alternative Investment Partners Absolute Return Fund Opinion on the Financial Statements We have audited the accompanying statement of assets and liabilities of Alternative Investment Partners Absolute Return Fund (the “Fund”), including the schedule of investments, as of December 31, 2024, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at December 31, 2024, the results of its operations and its cash flows for the year then ended and the changes in its net assets for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles. Basis for Opinion These financial statements are the responsibility of the Funds management. Our responsibility is to express an opinion on the Funds financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Funds internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds internal control over financial reporting. Accordingly, we express no such opinion. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 2024, by correspondence with the custodian, management of the investment funds and others. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion. We have served as the auditor of one or more Morgan Stanley investment companies since 2000. Boston, Massachusetts February 28, 2025

The accompanying notes are an integral part of these financial statements and should be used in conjunction herewith. 5 Alternative Investment Partners Absolute Return Fund Statement of Assets and Liabilities December 31, 2024 Assets Investment in investment funds, at fair value (cost $198,955,004) $ 337,396,589 Short-term investments (cost $1,971,719) 1,971,719 Cash 6,885,995 Receivable for investments sold 16,969,567 Due from Alternative Investment Partners Absolute Return Fund STS 1,049,038 Withholding tax credit 32,731 Other assets 33,891 Total assets 364,339,530 Liabilities Line of credit payable 63,771,267 Payable for share repurchases 6,083,060 Management fees payable 1,702,637 Shareholder servicing fees payable 1,268,705 Withholding tax payable 1,103,914 Transfer agent fees payable 8,140 Accrued expenses and other liabilities 323,292 Total liabilities 74,261,015 Net assets $ 290,078,515 Net assets consist of: Net capital 23,694,406 $ Total distributable earnings (loss) 266,384,109 Net assets $ 290,078,515 Net asset value per share: 112,986.080 shares issued and outstanding, no par value, 1,500,000 registered shares 2,567.38 $ Maximum offering price per share ($2,567.38 plus sales load of 3% of net asset value per share) 2,644.40 $

The accompanying notes are an integral part of these financial statements and should be used in conjunction herewith. 6 Alternative Investment Partners Absolute Return Fund Statement of Operations For the Year Ended December 31, 2024 Investment income Dividend 204,633 $ Expenses Interest expense 4,071,209 Management fees 2,954,317 Shareholder servicing fees 2,196,610 Professional fees 367,326 Accounting and administration fees 181,643 Custody fees 79,701 Registration fees 59,655 Transfer agent fees 50,257 Director fees 13,831 Other 26,357 Total expenses 10,000,906 Net investment income (loss) (9,796,273) Realized and unrealized gain (loss) from investments Net realized gain (loss) from: Investments in investment funds 19,727,382 Direct investments (110,484) Net realized gain (loss) from investments 19,616,898 Net change in unrealized appreciation/depreciation on: Investments in investment funds 24,724,930 Net change in unrealized appreciation/depreciation on investments 24,724,930 Net realized and unrealized gain (loss) from investments 44,341,828 Net increase (decrease) in net assets resulting from operations $ 34,545,555

The accompanying notes are an integral part of these financial statements and should be used in conjunction herewith. 7 Alternative Investment Partners Absolute Return Fund Statements of Changes in Net Assets For the year ended December 31, 2023 Net increase (decrease) in net assets resulting from operations: Net investment income (loss) (9,665,910) $ Net realized gain (loss) from investments 12,626,975 Net change in unrealized appreciation/depreciation on investments 15,592,195 Net increase (decrease) in net assets resulting from operations 18,553,260 Shareholder transactions Subscriptions (representing 895.404 shares) 1,953,003 Repurchases (representing 10,375.442 shares) (22,934,116) Net increase (decrease) in net assets from shareholder transactions (20,981,113) Total increase (decrease) in net assets (2,427,853) Net assets, beginning of year (representing 137,252.745 shares) 294,171,780 Net assets, end of year (representing 127,772.707 shares) $ 291,743,927 Net increase (decrease) in net assets resulting from operations: Net investment income (loss) (9,796,273) $ Net realized gain (loss) from investments 19,616,898 Net change in unrealized appreciation/depreciation on investments 24,724,930 Net increase (decrease) in net assets resulting from operations 34,545,555 Shareholder transactions Subscriptions (representing 578.852 shares) 1,407,638 Repurchases (representing 15,365.479 shares) (37,618,605) Net increase (decrease) in net assets from shareholder transactions (36,210,967) Total increase (decrease) in net assets (1,665,412) Net assets, beginning of year (representing 127,772.707 shares) 291,743,927 Net assets, end of year (representing 112,986.080 shares) $ 290,078,515 For the year ended December 31, 2024

The accompanying notes are an integral part of these financial statements and should be used in conjunction herewith. 8 Alternative Investment Partners Absolute Return Fund Statement of Cash Flows For the Year Ended December 31, 2024 Cash flows from operating activities Net increase (decrease) in net assets resulting from operations 34,545,555 $ Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities: Net realized (gain) loss from investments in investment funds (19,727,382) Net realized (gain) loss from direct investments 110,484 Net change in unrealized (appreciation) depreciation on investments in investment funds (24,724,930) Purchase of investments in investment funds (32,164,219) Proceeds from sale of investments in investment funds 65,719,310 Proceeds from sale of direct investments 2,178,224 Net (purchase) sales/maturities of short-term investments (1,971,719) (Increase) decrease in receivable for investments sold 6,902,029 (Increase) decrease in due from Alternative Investment Partners Absolute Return Fund STS (407,142) (Increase) decrease in withholding tax credit 119 (Increase) decrease in other assets (3,583) Increase (decrease) in management fees payable 964,070 Increase (decrease) in shareholder servicing fees payable 720,943 Increase (decrease) in withholding tax payable 438,089 Increase (decrease) in transfer agent fees payable 4,237 Increase (decrease) in accrued expenses and other liabilities (32,688) Net cash provided by (used in) operating activities 32,551,397 Cash flows from financing activities Proceeds from advances on line of credit 27,300,000 Repayments of advances on line of credit (19,050,000) Subscriptions 1,407,638 Repurchases (37,618,605) Increase (decrease) in payable for share repurchases 1,191,790 Increase (decrease) in subscriptions received in advance (50,000) Net cash provided by (used in) financing activities (26,819,177) Net change in cash 5,732,220 Cash at beginning of year * 1,153,775 Cash at end of year $ 6,885,995 Supplemental disclosure of non-cash flow information: Distributions of in-kind securities received from investment funds $ 2,288,708 Supplemental disclosure of cash flow information: Cash paid during the year for interest $ 4,071,209 * Cash at beginning of year includes short-term investments of $857,673 in State Street Institutional Liquid Reserves Fund.

ALTERNATIVE INVESTMENT PARTNERS

Morgan Stanley

Alternative Investment Partners Absolute Return Fund
Schedule of Investments
December 31, 2024

Description	First Acquisition Date	Cost	Fair Value	Percent of Investment Fund Held*	Percent of Net Assets	Next Available Redemption Date**	Liquidity***
Investment Funds							
Commodity Trading Advisors - Managed Futures							
Squarepoint Core US Feeder LP	7/1/2020	$ 18,500,000	$ 27,179,115	1.50 %	9.37 %	3/31/2025	Monthly
Total Commodity Trading Advisors - Managed Futures		18,500,000	27,179,115		9.37		
Distressed							
Cerberus Partners, LP	11/1/2009	1,218,263	5,289,089	3.27	1.83	(a)	(a)
Cerberus SPV, LLC	11/1/2009	752,584	4,443,164	1.89	1.53	(a)	(a)
Total Distressed		1,970,847	9,732,253		3.36		
Equity Long/Short - High Hedge							
Alyeska Fund LP	6/1/2022	14,250,000	20,092,403	0.59	6.93	3/31/2025	Monthly
Calibrate Fund Limited	5/1/2024	10,400,000	11,130,254	11.13	3.84	1/31/2025	Monthly
Holocene Advisors Fund LP	4/1/2017	11,573,756	25,547,958	0.65	8.81	3/31/2025	Quarterly
North Reef Capital LP	11/1/2022	8,970,495	11,732,233	2.01	4.04	3/31/2025	Quarterly
Total Equity Long/Short - High Hedge		45,194,251	68,502,848		23.62		
Equity Long/Short - Opportunistic							
Axon Partners, LP	10/1/2007	4,310,455	1,280,637	0.55	0.44	(a)	(a)
Viking Global Equities LP	7/1/2023	13,425,000	15,719,357	0.30	5.42	6/30/2025	Annually
Total Equity Long/Short - Opportunistic		17,735,455	16,999,994		5.86		

The accompanying notes are an integral part of these financial statements and should be used in conjunction herewith.

9

ALTERNATIVE INVESTMENT PARTNERS Morgan Stanley

Alternative Investment Partners Absolute Return Fund
Schedule of Investments (continued)
December 31, 2024

Description	First Acquisition Date		Cost		Fair Value	Percent of Investment Fund Held*	Percent of Net Assets	Next Available Redemption Date**	Liquidity***
Investment Funds (continued)									
Event Driven Credit									
FourSixThree Domestic Fund, LLC	8/1/2023	$	10,000,000	$	11,549,624	3.77 %	3.98 %	3/31/2025	Quarterly
Olympus Peak Onshore LP	8/1/2020		1,490,291		1,565,764	4.02	0.54	3/31/2025	Quarterly
Total Event Driven Credit			11,490,291		13,115,388		4.52		
Fixed Income Arbitrage									
Elan Feeder Fund Ltd.	12/1/2023		6,433,783		6,900,592	0.14	2.38	2/28/2025	Monthly
LMR Alpha Rates Trading Fund Ltd.	8/1/2022		7,909,870		9,870,177	0.24	3.40	3/31/2025	Quarterly
Total Fixed Income Arbitrage			14,343,653		16,770,769		5.78		
Macro									
Broad Reach (US) Fund LP	2/1/2020		6,536,665		13,305,043	9.47	4.59	3/31/2025	Quarterly
D.E. Shaw Oculus Fund, L.L.C.	11/1/2006		4,174,097		24,294,352	0.70	8.37	3/31/2025	Quarterly
Total Macro			10,710,762		37,599,395		12.96		
Multi-Strategy									
Eisler Capital Multi Strategy Fund LP	2/1/2024		13,650,000		14,004,715	2.56	4.83	3/31/2025	Quarterly
Magnetar Capital Fund LP	1/1/2008		56,679		134,364	4.83	0.04	(a)	(a)
QVT SLV Onshore Ltd.[(c)]	3/1/2012		113,939		200,652	3.85	0.07	(a)	(a)
Total Multi-Strategy			13,820,618		14,339,731		4.94		

The accompanying notes are an integral part of these financial statements and should be used in conjunction herewith.

10

ALTERNATIVE INVESTMENT PARTNERS

Morgan Stanley

Alternative Investment Partners Absolute Return Fund
Schedule of Investments (continued)
December 31, 2024

Description	First Acquisition Date	Cost	Fair Value	Percent of Investment Fund Held*	Percent of Net Assets	Next Available Redemption Date**	Liquidity***
Investment Funds (continued)							
Other Directional							
BCIM Credit Opportunities, LP [(b)]	10/1/2014	$ 238,401	$ 1,592,270	4.96 %	0.55 %	(a)	(a)
Burford Alternative Income Fund LP [(b)]	12/19/2018	141,846	2,892,932	3.03	1.00	(a)	(a)
Burford Alternative Income Fund II LP [(b)]	7/1/2022	2,134,618	2,704,475	1.94	0.93	(a)	(a)
Total Other Directional		2,514,865	7,189,677		2.48		
Private Placement							
QVT Roiv Hldgs Onshore Ltd.[(c)]	1/1/2016	262,677	2,699,178	2.55	0.93	(a)	(a)
Total Private Placement		262,677	2,699,178		0.93		
Statistical Arbitrage							
Aquatic Argo Fund LP	11/1/2023	8,500,000	8,243,617	1.31	2.84	(a)	(a)
D.E. Shaw Valence Fund, L.L.C.	1/1/2015	8,162,415	34,181,405	0.88	11.78	3/31/2025	Quarterly
Squarepoint Focus US Feeder LP	9/1/2019	12,190,000	23,676,335	0.92	8.16	3/31/2025	Monthly
Torus Feeder 2 LP	5/1/2022	14,665,443	23,220,977	0.43	8.01	3/31/2025	Monthly
Two Sigma Spectrum U.S. Fund, LP	5/1/2011	6,537,903	17,949,411	0.63	6.19	3/31/2025	Quarterly
Voloridge Fund, LP	11/1/2020	12,355,824	15,996,496	0.96	5.51	1/31/2025	Monthly
Total Statistical Arbitrage		62,411,585	123,268,241		42.49		
Total Investments in Investment Funds		198,955,004	337,396,589		116.31		
Short-Term Investments							
State Street Institutional Liquid Reserves Fund - Premier Class 5.32%		1,971,719	1,971,719		0.68		
Total Short-Term Investments		1,971,719	1,971,719		0.68		
Total Investments in Investment Funds and Short-Term Investments		$ 200,926,723	339,368,308		116.99		
Liabilities in excess of Other Assets			(49,289,793)		(16.99)		
Total Net Assets			$ 290,078,515		100.00 %		

The accompanying notes are an integral part of these financial statements and should be used in conjunction herewith.

11

The accompanying notes are an integral part of these financial statements and should be used in conjunction herewith. 12 Alternative Investment Partners Absolute Return Fund Schedule of Investments (continued) December 31, 2024 Detailed information about all of the Investment Funds portfolios is not available. Investment Funds are non-income producing. * May represent percentage ownership of a feeder Investment Fund, which in turn invests in a master Investment Fund. May not reflect year-ended redemptions at Investment Funds. ** Investments in Investment Funds may be composed of multiple tranches. The Next Available Redemption Date relates to the earliest date after December 31, 2024 that redemption from a tranche is available. Other tranches may have an available redemption date that is after the Next Available Redemption Date. Redemptions from Investment Funds may be subject to fees. *** Available frequency of redemptions after initial lock-up period, if any. Different tranches may have different liquidity terms. (a) A portion or all of the Fund's interests in the Investment Fund have restricted liquidity. In addition to any redemption proceeds that may have already been received, the Fund will continue to receive proceeds periodically as the Investment Fund is able to liquidate underlying investments. (b) The Investment Fund contains capital commitments. The general partner of the Investment Fund may call or distribute capital on a periodic basis. (c) Fair value was determined by using significant unobservable inputs. The following table summarizes the initial commitment and unfunded amounts of the Investment Funds as of December 31, 2024, aggregated by investment strategy: Investment Funds Other Directional BCIM Credit Opportunities, LP $ 14,400,000 $ 11,847,410 Burford Alternative Income Fund LP $ 9,900,000 $ 4,274,796 Burford Alternative Income Fund II LP $ 7,000,000 $ 4,865,382 Commitments Unfunded This represents a contingent liability, an amount the Investment Fund may call capital for in the future.

The accompanying notes are an integral part of these financial statements and should be used in conjunction herewith. 13 Alternative Investment Partners Absolute Return Fund Schedule of Investments (continued) December 31, 2024 Strategy Allocation Statistical Arbitrage 42.49 % Equity Long/Short - High Hedge 23.62 Macro 12.96 Commodity Trading Advisors - Managed Futures 9.37 Equity Long/Short - Opportunistic 5.86 Fixed Income Arbitrage 5.78 Multi-Strategy 4.94 Event Driven Credit 4.52 Distressed 3.36 Other Directional 2.48 Private Placement 0.93 Short-Term Investments 0.68 Total Investments in Investment Funds and Short-Term Investments 116.99 % Percent of Net Assets

Alternative Investment Partners Absolute Return Fund Notes to Financial Statements December 31, 2024 14 1. Organization Alternative Investment Partners Absolute Return Fund (the “Fund”) was organized under the laws of the State of Delaware as a statutory trust on May 12, 2005. The Fund commenced operations on January 1, 2006 and operates pursuant to an Agreement and Declaration of Trust (the “Trust Deed”). The Fund is registered under the U.S. Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified management investment company. The Funds investment objective is to seek capital appreciation principally through investing in investment funds (“Investment Funds”) managed by third-party investment managers who employ a variety of “absolute return” investment strategies in pursuit of attractive risk-adjusted returns consistent with the preservation of capital. “Absolute return” refers to a broad class of investment strategies that are managed without reference to the performance of equity, debt, and other markets. “Absolute return” investment strategies allow investment managers the flexibility to use leveraged or short-sale positions to take advantage of perceived inefficiencies across the global capital markets. The Fund may seek to gain investment exposure to certain Investment Funds or to adjust market or risk exposure by entering into derivative transactions, such as total return swaps, options, and futures. Morgan Stanley Alternative Investment Partners LP serves as the Funds “Special Shareholder”. The Special Shareholder shall make such contributions to the capital of the Fund from time to time and has appointed a partnership representative for the Fund, which is treated as a partnership for U.S. federal income tax purposes. Morgan Stanley AIP GP LP serves as the Funds investment adviser (the “Investment Adviser”). The Adviser is responsible for providing day-to-day investment management services to the Fund, subject to the supervision of the Funds Board of Trustees (the “Board”). The Investment Adviser is an affiliate of Morgan Stanley. The Adviser is registered as an investment adviser under the U.S. Investment Advisers Act of 1940, as amended (the “Advisers Act”), and as a commodity trading adviser and a commodity pool operator with the Commodity Futures Trading Commission and the National Futures Association. The Funds term is perpetual unless the Fund is otherwise terminated under the terms of the Trust Deed or unless and until required by law. The Fund is a “Master” fund in a “Master-Feeder” structure whereby the feeder fund invests substantially all of its assets in the Fund. As of December 31, 2024, Alternative Investment Partners Absolute Return Fund STS, an indirect feeder fund to the Fund, represented 59.57% of the Funds net assets. The Board has overall responsibility for monitoring and overseeing the Funds investment program and its management and operations. None of the members of the Board are “interested persons” (as defined by the 1940 Act) of the Fund or the Investment Adviser. The Fund offers on a continuous basis through Morgan Stanley Distribution, Inc. (the “Distributor”), an affiliate of Morgan Stanley, 1,500,000 shares of beneficial interest (“Shares”). The initial closing date (“Initial Closing Date”) for public offering of Shares was July 1, 2006. Shares were offered until the Initial Closing Date at an initial offering price of $1,000 per Share, plus any applicable sales load, and have been continuously offered thereafter for purchase as of the first day of each calendar month at the

Alternative Investment Partners Absolute Return Fund Notes to Financial Statements (continued) 15 1. Organization (continued) Funds then current net asset value per Share, plus any applicable sales load. The Distributor may enter into selected dealer agreements with various brokers and dealers (“Selling Agents”), some of which are affiliates of the Fund, that have agreed to participate in the distribution of the Funds Shares. Shares may also be purchased through any registered investment adviser (a “RIA”) that has entered into an arrangement with the Distributor for such RIA to recommend Shares to its clients in conjunction with a “wrap” fee, asset allocation or other management asset program by such RIA. Shares are sold only to investors (“Shareholders”) that represent that they are “accredited investors” within the meaning of Rule 501(a) of Regulation D promulgated under the U.S. Securities Act of 1933, as amended. The minimum initial investment in the Fund by any Shareholder is $50,000. The minimum additional investment in the Fund by any Shareholder is $25,000. The minimum initial and additional investments may be reduced by the Fund with respect to certain Shareholders. Shareholders may only purchase their Shares through the Distributor, a Selling Agent or a RIA. The Fund may from time to time offer to repurchase Shares (or portions of them) at net asset value pursuant to written tenders by Shareholders, and each such repurchase offer will generally apply to up to 15% of the net assets of the Fund. Repurchases are made at such times, in such amounts and on such terms as may be determined by the Board, in its sole discretion. In determining whether the Fund should offer to repurchase Shares (or portions of them) from Shareholders, the Board will consider the recommendations of the Adviser as to the timing of such an offer, as well as a variety of operational, business and economic factors. The Adviser expects that, generally, it will recommend to the Board that the Fund offers to repurchase Shares (or portions of them) from Shareholders quarterly, on each March 31, June 30, September 30 and December 31. In general, the Fund will initially pay at least 90% of the estimated value of the repurchased Shares to Shareholders as of the later of: (1) a period of within 30 days after the value of the Shares to be repurchased is determined, or (2) if the Fund has requested withdrawals of its capital from any Investment Funds in order to fund the repurchase of Shares, within ten business days after the Fund has received at least 90% of the aggregate amount withdrawn by the Fund from such Investment Funds. The remaining amount (the “Holdback Amount”) will be paid promptly after completion of the annual audit of the Fund and preparation of the Funds audited financial statements. As of December 31, 2024, the Holdback Amount was $565,893, which included any Holdback Amount for repurchases as of December 31, 2024 and was included in payable for share repurchases in the Statement of Assets and Liabilities. 2. Significant Accounting Policies The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“US GAAP”). Such policies are consistently followed by the Fund in preparation of its financial statements. Management has determined that the Fund is an investment company in accordance with the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services Investment Companies”, for the purpose of financial reporting. The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases or decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Funds financial statements are stated in United States dollars.

Alternative Investment Partners Absolute Return Fund Notes to Financial Statements (continued) 16 2. Significant Accounting Policies (continued) Portfolio Valuation The net asset value of the Fund is determined as of the close of business on the last business day at the end of any fiscal period, generally monthly, in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Board. As of December 31, 2024, 99.42% of the Funds portfolio was comprised of investments in Investment Funds and 0.58% was invested in Short-Term Investments. Pursuant to Rule 2a-5 of the Act, the Board had designated the Adviser as its valuation designee. The valuation designee had responsibility for determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Board. The Board has approved procedures pursuant to which the Fund values its investments in Investment Funds at fair value, which ordinarily will be the amount equal to the Funds pro rata interest in the net assets of each such Investment Fund (“NAV”), as such value is supplied by, or on behalf of, the Investment Funds investment manager from time to time, usually monthly. Values received from, or on behalf of, the Investment Funds respective investment managers are typically estimates only, subject to subsequent revision by such investment managers. Such values are generally net of management fees and performance incentive fees or allocations payable to the Investment Funds managers or general partners pursuant to the Investment Funds operating agreements. The Investment Funds value their underlying investments in accordance with policies established by each Investment Fund, as described in each of their financial statements or offering memoranda. The Funds investments in Investment Funds are subject to the terms and conditions of the respective operating agreements and offering memoranda, as appropriate. Some of the Investment Funds may hold a portion of their assets in “side pockets”, which are sub-funds within the Investment Funds that have restricted liquidity, potentially extending over a much longer period than the typical liquidity an investment in the Investment Funds may provide. Should the Fund seek to liquidate its investment in an Investment Fund that maintains these side pockets, the Fund might not be able to fully liquidate its investment without delay, which could be considerable. In such cases, until the Fund is permitted to fully liquidate its interest in the Investment Fund, the fair value of its investment could fluctuate based on adjustments to the value of the side pocket as reported by the Investment Funds investment manager. At December 31, 2024, $1,415,001 of the Funds capital was invested in side pockets maintained by the Investment Funds. The Adviser has designed ongoing due diligence processes with respect to Investment Funds and their investment managers, which assist the Adviser in assessing the quality of information provided by, or on behalf of, each Investment Fund and in determining whether such information continues to be reliable or whether further investigation is necessary. Such investigation, as applicable, may or may not require the Adviser to forego its normal reliance on the value supplied by, or on behalf of, such Investment Fund and to determine independently the fair value of the Funds interest in such Investment Fund, consistent with the Funds fair valuation procedures.

Alternative Investment Partners Absolute Return Fund Notes to Financial Statements (continued) 17 2. Significant Accounting Policies (continued) Portfolio Valuation (continued) Where no value is readily available from an Investment Fund or where a value supplied by an Investment Fund is deemed by the Adviser not to be indicative of its fair value, the Adviser will determine the fair value of the Investment Fund. In order to determine the fair value of these Investment Funds, the Adviser has established the Fund of Hedge Funds Valuation Committee (the “Valuation Committee”). The Valuation Committee is responsible for determining and implementing the Funds valuation policies and procedures, which have been adopted by the Board and are subject to Board supervision. The Valuation Committee consists of voting members from Morgan Stanleys accounting, financial reporting and risk management groups, and non-voting members from portfolio management, legal and compliance groups. A member of the portfolio management team may attend each Valuation Committee meeting to provide knowledge, insight, and recommendations on valuation issues. The portfolio management team will recommend to the Valuation Committee a fair value for an investment using valuation techniques such as a market approach or income approach. In applying these valuation techniques, the portfolio management team uses their knowledge of the Investment Fund, industry expertise, information obtained through communication with the Investment Funds investment manager, and available relevant information as it considers material. After consideration of the portfolio management teams recommendation, the Valuation Committee will determine, in good faith, the fair value of the Investment Fund. The Valuation Committee shall meet at least annually to analyze changes in fair value measurements. Because of the inherent uncertainty of valuation, the fair values of the Funds investments may differ significantly from the values that would have been used had a ready market for these Investment Funds held by the Fund been available. Direct Investments Common stock, preferred stock, and equity or debt securities (“Direct Investments”) listed or traded on a securities exchange are valued at the last known price on that exchange on or prior to the valuation date. When quoted prices are not available, fair value is determined based on other valuation approaches as determined by the Adviser in conjunction with the Valuation Committee. The changes in Direct Investments fair values are included in net change in unrealized appreciation/depreciation on direct investments in the Statement of Operations. Realized gain (loss) from direct investments is calculated using specific identification. Short-Term Investments Short-term investments are invested in a money market fund. Investments in money market funds are valued at fair value using the net asset value as the price. Cash The Fund may maintain cash held on deposit at one or more financial institutions. The Fund is subject to credit risk should a financial institution be unable to fulfill its obligations.

Alternative Investment Partners Absolute Return Fund Notes to Financial Statements (continued) 18 2. Significant Accounting Policies (continued) Income Recognition and Expenses The Fund recognizes income and expenses on an accrual basis. Income, expenses, and realized and unrealized gains and losses are recorded monthly. The changes in Investment Funds fair values are included in net change in unrealized appreciation/depreciation on investments in Investment Funds in the Statement of Operations. Realized gain (loss) from investments in Investment Funds is calculated using specific identification. Income and Withholding Taxes No provision for federal, state, or local income taxes is required in the financial statements. In accordance with the U.S. Internal Revenue Code of 1986, as amended, each of the Shareholders and Special Shareholder is to include its respective share of the Funds realized profits or losses in its individual tax returns. The Fund files tax returns with the U.S. Internal Revenue Service and various states. The Fund expects to be treated as a partnership for U.S. federal income tax purposes. The Fund is required to withhold up to 30% U.S. tax from U.S. source dividends and 21% (37% for non-corporate, non-U.S. investors) U.S. tax from effectively connected income allocable to its non-U.S. investors and remit those amounts to the U.S. Internal Revenue Service on behalf of the non-U.S. investors. The rate of withholding is generally the rate at which the particular non-U.S. Shareholder is subject to U.S. federal income tax. The non-U.S. Shareholders are obligated to indemnify the Fund for any taxes that the Fund is required to withhold as well as any interest or penalties. Withholding taxes result in a repurchase of Shares from the Fund for any non-U.S. Shareholders who incur the withholding. For the year ended December 31, 2024, the Fund recorded an estimated tax withholding amount of $2,283,708 which is included in repurchases in the Statements of Changes in Net Assets. The Special Shareholder made no contributions to the capital of the Fund for U.S. Federal income tax purposes during this period. The Fund has concluded there are no significant uncertain tax positions that would require recognition in the financial statements as of December 31, 2024. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in other expenses in the Statement of Operations. Generally, open tax years under potential examination vary by jurisdiction, but at least each of the tax years in the four-year period ended December 31, 2024, remains subject to examination by certain relevant taxing authorities. Recent Accounting Pronouncements During the year ended December 31, 2024, the Fund adopted FASB Accounting Standards Update No. 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures, (ASU 2023- 07), which requires incremental disclosures related to a public entitys reportable segments. The Fund operates as a single reportable segment, an investment company whose investment objective is included at the beginning of the Notes to Financial Statements. In connection with the adoption of ASU 2023-07,

Alternative Investment Partners Absolute Return Fund Notes to Financial Statements (continued) 19 2. Significant Accounting Policies (continued) Recent Accounting Pronouncements (continued) the Funds President has been designated as the Funds Chief Operating Decision Maker (CODM), who is responsible for assessing the performance of the Funds single segment and deciding how to allocate the segments resources. To perform this function, the CODM reviews the information in the Funds Financial Statements 3. Financial Instruments with Off-Balance Sheet Risk In the normal course of business, the Investment Funds in which the Fund invests may trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling activities, written option contracts, and swaps. The Funds risk of loss in each Investment Fund is limited to the value of the Funds interest in each Investment Fund as reported by the Fund. 4. Fair Value of Financial Instruments The fair value of the Funds assets and liabilities that qualify as financial instruments approximates the carrying amounts presented in the Statement of Assets and Liabilities. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund uses a three-tier hierarchy to distinguish between (a) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) inputs that reflect the reporting entitys own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the fair value of the Funds investments. The inputs are summarized in the three broad levels listed below: Level 1 quoted prices in active markets for identical investments Level 2 other significant observable inputs (including quoted prices for similar investments), or short-term investments that are valued at amortized cost Level 3 significant unobservable inputs (including the Funds own assumptions in determining the fair value of investments) The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. The units of account that are valued by the Fund are its interests in the Investment Funds or other financial instruments and not the underlying holdings of such Investment Funds or other financial instruments. Thus, the inputs used by the Fund to value its investments in each of the Investment Funds or other financial instruments may differ from the inputs used to value the underlying holdings of such Investment Funds or other financial instruments.

Alternative Investment Partners Absolute Return Fund Notes to Financial Statements (continued) 20 4. Fair Value of Financial Instruments (continued) The following is a summary of the inputs used for investment tranches as of December 31, 2024 in valuing the Funds investments carried at fair value: Investments measured Investments in Investment Funds Level 1 Level 2 Level 3 at NAV* Total Commodity Trading Advisors - Managed Futures $ - - $ - $ 27,179,115 $ 27,179,115 $ Distressed - - - 9,732,253 9,732,253 Equity Long/Short - High Hedge - - - 68,502,848 68,502,848 Equity Long/Short - Opportunistic - - - 16,999,994 16,999,994 Event Driven Credit - - - 13,115,388 13,115,388 Fixed Income Arbitrage - - - 16,770,769 16,770,769 Macro - - - 37,599,395 37,599,395 Multi-Strategy - - 200,652 14,139,079 14,339,731 Other Directional - - - 7,189,677 7,189,677 Private Placement - - 2,699,178 - 2,699,178 Statistical Arbitrage - - - 123,268,241 123,268,241 Total Investments in Investment Funds - $ - $ 2,899,830 $ 334,496,759 $ 337,396,589 $ Short-Term Investments 1,971,719 $ - $ - $ - $ 1,971,719 $ *All investments that are measured at fair value using the NAV (or its equivalent) as the practical expedient have not been classified in the fair value hierarchy. The fair value amounts presented in this column are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Financial Condition. The following is a reconciliation of Level 3 investment tranches for the year ended December 31, 2024: Balance, Transfers Transfers Sales/ Net realized Net change in unrealized Balance, Investment Funds January 1, 2024 into Level 3 out of Level 3 Purchases Distributions gain (loss) appreciation/depreciation December 31, 2024 Multi-Strategy 265,556 $ - $ - $ - $ - $ - $ (64,904) $ 200,652 $ Private Placement 3,837,937 - - $ - (2,288,708) 1,917,761 (767,812) 2,699,178 Total Investment Funds 4,103,493 $ - $ - $ - $ (2,288,708) $ 1,917,761 $ (832,716) $ 2,899,830 $ The following is a summary of quantitative information about significant unobservable valuation inputs for Level 3 investments held as of December 31, 2024. Fair Value at 12/31/2024 Valuation technique(s) Unobservable input Range (weighted average) Investment Funds Multi-Strategy 200,652 $ Market approach Discount for lack of marketability 6% Private Placement 2,699,178 Market approach Discount for lack of marketability 5% Total Investment Funds 2,899,830 $

Alternative Investment Partners Absolute Return Fund Notes to Financial Statements (continued) 21 5. Investments in Investment Funds The following table summarizes the fair value and liquidity terms of the Investment Funds as of December 31, 2024, aggregated by investment strategy: Redemption Redemption Frequency Notice Period Investment Funds (if applicable) (if applicable) Commodity Trading Advisors - Managed Futures (a) $ 27,179,115 Monthly 65 days Distressed (b) 9,732,253 Not Applicable Not Applicable Equity Long/Short - High Hedge (c) 68,502,848 Monthly to Quarterly 5-90 days Equity Long/Short - Opportunistic (d) 16,999,994 Annually 45 days Event Driven Credit (e) 13,115,388 Quarterly 90 days Fixed Income Arbitrage (f) 16,770,769 Monthly to Quarterly 45-90 days Macro (g) 37,599,395 Quarterly 75-90 days Multi-Strategy (h) 14,339,731 Quarterly 60 days Other Directional (i) 7,189,677 Not Applicable Not Applicable Private Placement (j) 2,699,178 Not Applicable Not Applicable Statistical Arbitrage (k) 123,268,241 Monthly to Quarterly 30-90 days Total Investment Funds $ 337,396,589 Fair Value (a) Investment Funds in this strategy invest in a variety of futures contracts, including currencies, interest rates, stocks, stock market indexes, derivatives, and commodities. These Investment Funds build quantitative models to price futures and then take long and short positions in the futures. (b) Investment Funds in this strategy invest in, and may sell short, the securities of companies where the securitys price have been, or is expected to be, affected by a distressed situation such as a bankruptcy or corporate restructuring. Investment Fund tranches representing 3.36% of the Funds net assets currently have restricted liquidity. The remaining restriction period for such Investment Fund tranches is uncertain. (c) Investment Funds in this strategy seek to profit by exploiting pricing inefficiencies between related equity securities, neutralizing exposure to market risk by combining long and short positions. (d) Investment Funds in this strategy consist of a core holding of long equities hedged at all times with short sales of stocks or stock index options. Some of the Investment Funds respective investment managers maintain a substantial portion of assets within a hedged structure and commonly employ leverage. Investment Fund tranches representing 0.44% of the Funds net assets currently have restricted liquidity. The remaining restriction period for such Investment Fund tranches is uncertain. (e) Investment Funds in this strategy invest in debt securities created by significant transactional events, such as spin-offs, mergers and acquisitions, bankruptcy reorganizations, and recapitalizations. (f) The Investment Funds in this strategy seek to profit by exploiting pricing differences between related fixed income securities and their derivatives, neutralizing exposure to market risk by combining long and short positions. (g) Investment Funds in this strategy invest by making leveraged bets on anticipated price movements of stock markets, interest rates, foreign exchange and physical commodities

ALTERNATIVE INVESTMENT PARTNERS Morgan Stanley

Alternative Investment Partners Absolute Return Fund
Notes to Financial Statements (continued)

5. Investments in Investment Funds (continued)

(h) Investment Funds in this strategy seek to exploit pricing differentials between various issues of mortgage-related bonds. Investment Fund tranches representing 0.11% of the Fund's net assets currently have restricted liquidity. The remaining restriction period for such Investment Fund tranches is uncertain.

(i) Investment Funds in this strategy invest in a broad group of directional strategies, often with little hedging. Investment Fund tranches representing 2.48% of the Fund's net assets currently have restricted liquidity. The remaining restriction period for such Investment Fund tranches is uncertain.

(j) The Investment Fund in this strategy invest primarily in private (non-public) securities with limited liquidity. Investment Fund tranches representing 0.93% of the Fund's net asset currently have restricted liquidity. The remaining restriction period for such Investment Fund tranches is uncertain.

(k) Investment Funds in this strategy profit from temporary pricing discrepancies between related securities. This irregularity offers an opportunity to go long the cheaper security and to short the more expensive one in an attempt to profit as the prices of the two revert to their norm, or mean. Investment Fund tranches representing 2.84% of the Fund's net asset currently have restricted liquidity. The remaining restriction period for such Investment Fund tranches is uncertain.

As of December 31, 2024, 10.16% of the Fund's net assets were invested in Investment Funds with restricted liquidity or with the next available redemption date extending beyond one year from December 31, 2024.

For the year ended December 31, 2024, aggregate purchases and proceeds from sales of investments in Investment Funds were $32,164,219 and $65,719,310 respectively.

The cost of investments for federal income tax purposes is adjusted for items of taxable income or loss allocated to the Fund from the Investment Funds. The allocated taxable income or loss is reported to the Fund by the Investment Funds on Schedules K-1. Such tax adjustments for the current year will be made once the Fund has received all Schedules K-1 from the Investment Funds.

6. Investment Receivables and Prepaid Investments

As of December 31, 2024, $16,969,567 was due to the Fund from Investment Funds. The receivable amount represents the fair value of certain Investment Fund tranches, net of management fees and incentive fees/allocations, that were redeemed by the Fund at year-end management fee reserves, or holdback amounts that will be received from certain Investment Funds. Substantially all of the receivable balance was collected subsequent to the balance sheet date.

Prepaid investments in Investment Funds represent amounts transferred to Investment Funds prior to year-end relating to investments to be made effective January 1, 2024, pursuant to each Investment Fund's operating agreements. As of December 31, 2024, the Fund had no prepaid investments in Investment Funds.

22

Alternative Investment Partners Absolute Return Fund Notes to Financial Statements (continued) 23 7. Management Fee, Related Party Transactions and Other The Fund bears all expenses related to its investment program, including, but not limited to, expenses borne indirectly through the Funds investments in the underlying Investment Funds. In consideration of the advisory and other services provided by the Investment Adviser to the Fund, the Fund pays the Investment Adviser a monthly management fee of 0.083% (1.00% on an annualized basis) of the Funds month end net asset value. The management fee is an expense paid out of the Funds assets and is computed based on the value of the net assets of the Fund as of the close of business on the last business day of each month, before adjustments for any repurchases effective on that day. The management fee is in addition to the asset-based fees and incentive fees or allocations charged by the underlying Investment Funds and indirectly borne by Shareholders in the Fund. For the year ended December 31, 2024, the Fund incurred management fees of $2,954,317, of which $1,702,637 was payable to the Investment Adviser at December 31, 2024. The Distributor and Selling Agents may charge Shareholders a sales load of up to 3% of the Shareholders purchase. The Distributor or a Selling Agent may, in its discretion, waive the sales load for certain investors. In addition, purchasers of Shares in conjunction with certain “wrap” fee, asset allocation or other managed asset programs sponsored by a RIA, including an affiliate of the Adviser, or Morgan Stanley and its affiliates (including the Adviser) and the directors, partners, principals, officers and employees of any such RIA or any of the Adviser and its affiliates may not be charged a sales load. The Fund pays the Distributor, and the Distributor pays each financial institution, broker-dealer and other industry professional (collectively, “Service Agents”) that enters into a Distribution and Shareholder Servicing Agreement with the Distributor, a monthly shareholder servicing fee of up to 0.0625% (0.75% on an annualized basis) of the net asset value of the outstanding Shares attributable to the clients of the Service Agent who are invested in the Fund through the Service Agent. In exchange for this fee, the Service Agent provides distribution, marketing and/or sales support services, including making the Fund available as an investment option to the Service Agents clients, offering the Fund as an option on any distribution “platform” the Service Agent administers, making information about the Fund available to clients, including the Funds Prospectus, statement of additional information and sales literature, engaging in education or marketing activities about the Fund and its characteristics and retaining or utilizing the services of sales professionals, consultants and other personnel to assist in marketing shares of the Fund to clients. For the year ended December 31, 2024, the Fund incurred shareholder servicing fees of $2,196,610, of which $1,268,705 was payable to the Distributor at December 31, 2024. State Street Bank and Trust Company (“State Street”) provides accounting and administrative services to the Fund. Under an administrative services agreement, State Street is paid an administrative fee, computed and payable monthly at an annual rate ranging from 0.045% to 0.075%, based on the aggregate monthly net assets of certain Morgan Stanley products, including the Fund, for which State Street serves as the administrator.

Alternative Investment Partners Absolute Return Fund Notes to Financial Statements (continued) 24 7. Management Fee, Related Party Transactions and Other (continued) State Street also serves as the Funds custodian. Under a custody services agreement, State Street is paid a custody fee monthly at an annual rate of 0.020%, based on (i) the aggregate monthly net assets of certain Morgan Stanley products, including the Fund, for which State Street serves as the custodian, and (ii) investment purchases and sales activity related to the Fund. The Fund is charged directly for certain reasonable out-of-pocket expenses related to the accounting, administrative and custodial services provided by State Street to the Fund. The Fund has a deferred compensation plan (the “DC Plan”) that allows each member of the Board that is not an affiliate of Morgan Stanley to defer payment of all, or a portion, of the fees he or she receives for serving on the Board throughout the year. Each eligible member of the Board generally may elect to have the deferred amounts invested in the DC Plan in order to earn a return equal to the total return on one or more of the Morgan Stanley products that are offered as investment options under the DC Plan. Investments in the DC Plan, unrealized appreciation/depreciation on such investments and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. At December 31, 2024, the Funds proportionate share of assets attributable to the DC Plan was $15,348, which is included in the Statement of Assets and Liabilities under other assets and the deferred compensation obligation under accrued expenses and other liabilities. UMB Fund Services, Inc. serves as the Funds transfer agent. Transfer agent fees are payable monthly based on an annual Fund base fee, annual per Shareholder account charges, and out-of-pocket expenses incurred by the transfer agent on the Funds behalf. 8. Borrowings Effective October 22, 2018, the Fund entered into a committed credit agreement with Bank of America, N.A. for a revolving line of credit (the “Facility”). The maximum availability under the Facility is the lesser of $85,000,000 commitment amount (“Commitment Amount”) or 30% of the Funds adjusted net assets, as defined in the credit agreement, subject to specific asset-based covenants. The Fund will pay a minimum utilization fee when the borrowings are less than 60% of the Commitment Amount. The interest rate is the Daily Simple SOFR rate plus 1.50%. Under the terms of the Facility, borrowings are repayable no later than September 26, 2025, the termination date of the Facility. At December 31, 2024, there was $63,771,267 outstanding against the Facility. For the year ended December 31, 2024, the Fund incurred interest expense of $4,071,209 in connection with the Facility. Borrowings are secured by the Funds investments in Investment Funds. Detailed below is summary information concerning the borrowings: # of Days Outstanding Average Daily Balance Annualized Weighted Average Rate 366 $59,910,611 6.77%

Alternative Investment Partners Absolute Return Fund Notes to Financial Statements (continued) 25 9. Market Risk The value of an investment in the Fund is based on the values of the Funds investments, which change due to economic and other events that affect the U.S. and global markets generally, as well as those that affect or are perceived or expected to affect particular regions, countries, industries, companies, issuers, sectors, asset classes or governments. The risks associated with these developments may be magnified if certain social, political, economic and other conditions and events adversely interrupt or otherwise affect the global economy and financial markets. Investments in the Funds portfolio may underperform or otherwise be adversely affected due to inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates (or changes in interest rates), global demand for particular products or resources, market or financial system instability or uncertainty, embargoes, tariffs, sanctions and other trade barriers, natural disasters and extreme weather events, health emergencies (such as epidemics and pandemics), terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events, such as terrorist attacks, natural disasters, health emergencies, social and political (including geopolitical) discord and tensions or debt crises and downgrades, among others, may result in increased market volatility and may have long term effects on both the U.S. and global financial markets. The occurrence of such events may be sudden and unexpected, and it is difficult to predict when similar events affecting the U.S. or global financial markets or economies may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). Any such event(s) could have a significant adverse impact on the value, liquidity and risk profile of the Funds portfolio, as well as its ability to sell investments and/or meet redemptions. Any such event(s) or similar types of factors and developments, may also adversely affect the financial performance of the Funds investments (and, in turn, the Funds investment results) and/or negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance of the Funds investments, and exacerbate pre-existing risks to the Fund. In addition, no active trading market may exist for certain investments held by the Fund, which may impair the ability of the Fund to sell or to realize the current valuation of such investments in the event of the need to liquidate such assets. 10. Contractual Obligations The Fund enters into contracts that contain a variety of indemnifications. The Funds maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

ALTERNATIVE INVESTMENT PARTNERS Morgan Stanley

Alternative Investment Partners Absolute Return Fund
Notes to Financial Statements (continued)

11. Financial Highlights

The following represents per Share data, ratios to average net assets, and other financial highlights information for Shareholders.

	For the Year Ended December 31, 2024	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020
For a Share outstanding throughout the year:					
Net asset value, beginning of year	$ 2,283.30	$ 2,143.29	$ 2,022.78	$ 1,912.34	$ 1,737.31
Net investment income (loss) [(a)]	(80.86)	(72.43)	(57.30)	(45.28)	(42.07)
Net realized and unrealized gain (loss) from investments	364.94	212.44	177.81	155.72	217.10
Net increase (decrease) resulting from operations	284.08	140.01	120.51	110.44	175.03
Net asset value, end of year	$ 2,567.38	$ 2,283.30	$ 2,143.29	$ 2,022.78	$ 1,912.34
Total return [(b)]	12.44%	6.53%	5.96%	5.78%	10.07%
Ratio of total expenses [(c)]	3.39%	3.37%	2.79%	2.33%	2.41%
Ratio of net investment income (loss) [(d)]	(3.32%)	(3.29%)	(2.77%)	(2.32%)	(2.40%)
Portfolio turnover	9%	19%	25%	11%	23%
Senior security, end of year (000s)	$ 63,771	$ 55,521	$ 66,721	$ 68,896	$ 74,996
Asset coverage per $1,000 of senior security principal amount [(e)]	$ 5,549	$ 6,255	$ 5,409	$ 5,268	$ 5,300
Net assets, end of year (000s)	$ 290,079	$ 291,744	$ 294,172	$ 294,068	$ 322,500

(a) Calculated based on the average shares outstanding methodology.
(b) Total return assumes a subscription of a Share in the Fund at the beginning of the year indicated and a repurchase of the Share on the last day of the year, and does not reflect the impact of the sales load, if any, incurred when subscribing to the Fund.
(c) Ratio does not reflect the Fund's proportionate share of the expenses of the Investment Funds.
(d) Ratio does not reflect the Fund's proportionate share of the income and expenses of the Investment Funds.
(e) Represents asset coverage per $1,000 of indebtedness calculated by subtracting the Fund's liabilities and indebtedness not represented by senior securities from the Fund's total assets, then the result divided by the aggregate amount of the Fund's senior securities representing indebtedness, and multiplying the result by 1,000.

The above ratios and total returns have been calculated for the Shareholders taken as a whole. An individual Shareholder's return and ratios may vary from these returns and ratios due to the timing of Share transactions and withholding tax allocation, as applicable.

12. Subsequent Events

Unless otherwise stated throughout the Notes to Financial Statements, the Fund noted no subsequent events that require disclosure in or adjustment to the financial statements through the date that the financial statements were available to be issued.

26

Alternative Investment Partners Absolute Return Fund 27 Proxy Voting Policies and Procedures and Proxy Voting Record (Unaudited) If applicable, a copy of (1) the Funds policies and procedures with respect to the voting of proxies relating to the Funds investments; and (2) how the Fund voted proxies relating to Fund investments during the most recent 12 months period ended December 31, is available without charge, upon request, by calling the Fund at 1-888-322-4675. This information is also available on the Securities and Exchange Commissions website at http://www.sec.gov. Quarterly Portfolio Schedule (Unaudited) The Fund also files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the Funds first and third fiscal quarters on Form N-PORT. The Funds Forms N-PORT are available on the Securities and Exchange Commissions website at http://www.sec.gov. and Morgan Stanleys public website, www.morganstanley.com/im/shareholderreports. Once filed, the most recent Form N-PORT will be available without charge, upon request, by calling the Fund at 1-888-322-4675.

Alternative Investment Partners Absolute Return Fund An Important Notice Concerning Our U.S. Privacy Policy (Unaudited) 28 WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION? Why? Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do. What? The types of personal information we collect and share depend on the product or service you have with us. This information can include: • Social Security number and income • investment experience and risk tolerance • checking account information and wire transfer instructions How? All financial companies need to share customers personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers personal information; the reasons MSIM chooses to share; and whether you can limit this sharing. Reasons we can share your personal information Does MSIM share? Can you limit this sharing? For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus Yes No For our marketing purposes— to offer our products and services to you Yes No For joint marketing with other financial companies No We dont share For our affiliates everyday business purposes— information about your transactions and experiences Yes No* For our affiliates everyday business purposes— information about your creditworthiness Yes Yes* For our affiliates to market to you Yes Yes* For nonaffiliates to market to you No We dont share FACTS

29 An Important Notice Concerning Our U.S. Privacy Policy (Unaudited) (continued) To limit our sharing Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com Please note: If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing. Questions? Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

30 An Important Notice Concerning Our U.S. Privacy Policy (Unaudited) (continued) Who we are Who is providing this notice? Morgan Stanley Investment Management, Inc. and its investment management affiliates ("MSIM") (See Affiliates definition below) What we do How does MSIM protect my personal information? To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information. How does MSIM collect my personal information? We collect your personal information, for example, when you open an account or make deposits or withdrawals from your account buy securities from us or make a wire transfer give us your contact information We also collect your personal information from others, such as credit bureaus, affiliates, or other companies. Why cant I limit all sharing? Federal law gives you the right to limit only sharing for affiliates everyday business purposes—information about your creditworthiness affiliates from using your information to market to you sharing for nonaffiliates to market to you State laws and individual companies may give you additional rights to limit sharing. (See below for more on your rights under state law.) What happens when I limit sharing for an account I hold jointly with someone else? Your choices will apply to everyone on your account. Definitions Affiliates Companies related by common ownership or control. They can be financial and nonfinancial companies. Our affiliates include registered investment advisers such as Eaton Vance Management and Calvert Research and Management, registered broker-dealers such as Morgan Stanley Distributors Inc. and Eaton Vance Distributors, Inc., and registered and unregistered funds sponsored by Morgan Stanley Investment Management such as the registered funds within Morgan Stanley Institutional Fund, Inc. (together, the “Investment Management Affiliates”); and companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co. (the, “Morgan Stanley Affiliates”). Nonaffiliates Companies not related by common ownership or control. They can be financial and nonfinancial companies. MSIM does not share with nonaffiliates so they can market to you. Joint marketing A formal agreement between nonaffiliated financial companies that together market financial products or services to you. MSIM doesnt jointly market.

31 An Important Notice Concerning Our U.S. Privacy Policy (Unaudited) (continued) Other important information *PLEASE NOTE: MSIM does not share your creditworthiness information or your transactions and experiences information with the Morgan Stanley Affiliates, nor does MSIM enable the Morgan Stanley Affiliates to market to you. Your opt outs will prevent MSIM from sharing your creditworthiness information with the Investment Management Affiliates and will prevent the Investment Management Affiliates from marketing their products to you. Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information. California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

ALTERNATIVE INVESTMENT PARTNERS

Morgan Stanley

Information Concerning Trustees and Officers (Unaudited)

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Frank L. Bowman c/o Morgan, Lewis and Bockius LLP Counsel to the Independent Trustees One State Street Hartford, CT 06103 06103 10036 Birth Year: 1944	Trustee	Since August 2006	President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Chairperson of the Compliance and Insurance Committee (2015-2024) and Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de L'Ordre National du Mérite by the French Government; elected to the National Academy of Engineering (2009).	83	Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a former member of the CNA Military Advisory Board; Chairman of the Board of Trustees of Fairhaven United Methodist Church Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various nonprofit organizations; formerly, Director of BP, plc (November 2010-May 2019).
Kathleen A. Dennis c/o Morgan, Lewis and Bockius LLP Counsel to the Independent Trustees One State Street Hartford, CT 06103 Birth Year: 1953	Trustee	Since August 2006	Chairperson of the Governance Committee (since January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	83	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-2024); Director of various non-profit organizations.
Nancy C. Everett c/o Morgan, Lewis and Bockius LLP Counsel to the Independent Trustees One State Street Hartford, CT 06103 Birth Year: 1955	Trustee	Since January 2015	Interim Vice President for Investment Management of Dominion Energy (since 2024); Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); Chief Executive Officer of Virginia Commonwealth University Investment Company (2015-2024); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013) and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	84	Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

32

ALTERNATIVE INVESTMENT PARTNERS

Morgan Stanley

Information Concerning Trustees and Officers (Unaudited) (continued)

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Richard G. Gould c/o Morgan, Lewis and Bockius LLP Counsel to the Independent Trustees One State Street Hartford, CT 06103 Birth Year: 1959	Trustee	Since July 2024	Global Chief Executive Officer, CLSA Ltd. (2019-2021); Chief Executive Officer, Americas, CLSA Americas, LLC (2014-2021); Head of Global Sales, Bloomberg Tradebook, Bloomberg LP (2010-2014); Founding Member, Executive Vice President, Information Services Group (2006-2010); Managing Director, Morgan Stanley (1990-2006); Executive Director, International Portfolio Trading & Derivatives, Morgan Stanley (1988-1990); Vice President, International Portfolio Trading & Derivatives, Morgan Stanley (1986-1988); Equity Derivatives Trading, Lehman Brothers (1983-1986).	84	Global Management Committee Member, CLSA (2014-2020); Broking Executive Committee Member, CLSA (2014-2020).
Jakki L. Haussler c/o Morgan, Lewis and Bockius LLP Counsel to the Independent Trustees One State Street Hartford, CT 06103 Birth Year: 1957	Trustee	Since January 2015	Chairman, Opus Capital Group (since 1996); formerly, CEO, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	84	Director, Ingram Micro Holding Corporation and Member, Nominating and Corporate Governance Committee (since October 2024); Director, Vertiv Holdings Co. (VRT) (since August 2022); Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee (2008-2021); Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director, Barnes Group Inc. (2021-2025); Member of Chase College of Law Center for Law and Entrepreneurship Board of Advisors; Director of Best Transport (2005-2019); Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee.
Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002 Birth Year: 1949	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (since January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co- Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	83	Director of NVR, Inc. (home construction).

33

34 Information Concerning Trustees and Officers (Unaudited) (continued) Name, Address and Birth Year of Independent Trustee Position(s) Held with Registrant Length of Time Served* Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience Number of Funds in Fund Complex Overseen by Independent Trustee** Other Directorships Held by Independent Trustee*** Michael F. Klein c/o Morgan, Lewis and Bockius LLP Counsel to the Independent Trustees One State Street Hartford, CT 06103 Birth Year: 1958 Trustee Since August 2006 Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999). 83 Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals). Patricia A. Maleski c/o Morgan, Lewis and Bockius LLP Counsel to the Independent Trustees One State Street Hartford, CT 06103 Birth Year: 1960 Trustee Since January 2017 Chairperson of the Compliance and Insurance Committee (since January 2025); Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer - Global Asset Management (2013-2015); President, JPMorgan Funds (2010- 2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001). 84 Formerly, Trustee (January 2022 to March 2023), Treasurer (January 2023 to March 2023), and Finance Committee (January 2022 to March 2023), Nutley Family Service Bureau, Inc. W. Allen Reed c/o Morgan, Lewis and Bockius LLP Counsel to the Independent Trustees One State Street Hartford, CT 06103 Birth Year: 1947 Chair of the Board and Trustee Chair of the Boards since August 2020 and Trustee since August 2006 Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005). 83 Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

ALTERNATIVE INVESTMENT PARTNERS

Morgan Stanley

Information Concerning Trustees and Officers (Unaudited) (continued)

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee **	Other Directorships Held by Independent Trustee***
Frances L. Cashman c/o Morgan, Lewis and Bockius LLP Counsel to the Independent Trustees One State Street Hartford, CT 06103 Birth Year: 1961	Trustee	Since March 2022	Formerly, Chief Executive Officer, Asset Management Division, Delinian Ltd. (financial information) (2021-2024); Executive Vice President and various other roles, Legg Mason & Co. (asset management) (2010-2020); Managing Director, Stifel Nicola (2005-2010).	84	Trustee and Member of Advancement and Investment Committees, Cristo Rey Jesuit High School (Since December 2024); Trustee and Investment Committee Member, Georgia Tech Foundation (since June 2019); Trustee, Member of Investment Committee and Chair of Marketing Committee, and Member of Finance Committee, Loyola Blakefield (since September 2017); Trustee, MMI Gateway Foundation (since September 2017); Director and Investment Committee Member, Catholic Community Foundation Board (2012-2018); Director and Investment Committee Member, St. Ignatius Loyola Academy (2011-2017).
Eddie A. Grier c/o Morgan, Lewis and Bockius LLP Counsel to the Independent Trustees One State Street Hartford, CT 06103 Birth Year:1955	Trustee	Since March 2022	Dean, Santa Clara University Leavey School of 78 Business (since July 2021); Dean, Virginia Commonwealth University School of Business (2010-2021); President and various other roles, Walt Disney Company (entertainment and media) (1981-2010).	84	Director, Witt/Keiffer, Inc. (executive search) (2016-2024); Director, NuStar GP, LLC (energy) (2021-2024); Director, Sonida Senior Living, Inc (residential community operator) (2016-2021); Director, NVR, Inc (homebuilding (2013-2020); Director, Middleburg Trust Company (wealth management) (2014-2019); Director, Colonial Williamsburg Company (2012-2021); Regent, University of Massachusetts Global (since 2021); Director and chair, ChildFund International (2012-2021); Trustee, Brandman University (2010-2021); Director, Richmond Forum (2012-2019).

* This is the earliest date the Director began serving the Morgan Stanley Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

** The Fund Complex includes (as of December 31, 2024) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

*** This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

35

36 Information Concerning Trustees and Officers (Unaudited) (continued) Position(s) Length of Name, Address and Birth Held with Time Principal Occupation(s) Year of Executive Officer Registrant Served* During Past 5 Years John H. Gernon 1585 Broadway New York, NY 10036 Birth Year: 1963 President and Principal Executive Officer Since September 2013 President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser. Deidre A. Downes 1633 Broadway New York, NY 10019 Birth Year: 1977 Chief Compliance Officer Since November 2021 Managing Director of the Adviser (since January 2021) and Chief Compliance Officer of the Adviser of various Morgan Stanley Funds (since November 2021). Formerly, Vice President and Corporate Counsel at PGIM and Prudential Financial (October 2016- December 2020). Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967 Secretary and Chief Legal Officer Since June 1999 Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999). Christopher Auffenberg 100 Front Street, Suite 400 West Conshohocken, PA 19428 Birth Year: 1984 Vice President Since May 2022 Chief Operating Officer of the Morgan Stanley Alternative Investment Partners Hedge Fund team and Executive Director of Morgan Stanley Investment Management Inc (since May 2022). Michael J. Key 1585 Broadway New York, NY 10036 Birth Year: 1979 Vice President Since June 2017 Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Managing Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013). Francis J. Smith 750 Seventh Avenue New York, NY 10019 Birth Year: 1965 Treasurer and Principal Financial Officer Treasurer since July 2003 and Principal Financial Officer since September 2002 Managing Director of the Advisor and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002). * This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves an indefinite term, until his or her successor is elected. In addition, the following individuals who are officers of the Adviser or its affiliates serve as assistant secretaries of the Trust: Princess Kludjeson, Kristina B. Magolis, Francesca Mead and Jill R. Whitelaw. The Funds statement of additional information includes further information about the Funds Trustees and Officers, and is available without charge by visiting www.morganstanley.com/im/shareholderreports or upon request by calling 1 (888) 322-4675.

37 Alternative Investment Partners Absolute Return Fund 100 Front Street, Suite 400 West Conshohocken, PA 19428 Trustees W. Allen Reed, Chair of the Board and Trustee Frank L. Bowman Frances L. Cashman Kathleen A. Dennis Nancy C. Everett Eddie A. Grier Richard G. Gould Jakki L. Haussler Dr. Manual H. Johnson Michael F. Klein Patricia A. Maleski Officers John H. Gernon, President and Principal Executive Officer Christopher Auffenberg, Vice President Michael J. Key, Vice President Deidre A. Downes, Chief Compliance Officer Francis J.Smith, Treasurer and Principal Financial Officer Mary E. Mullin, Secretary Investment Adviser Morgan Stanley AIP GP LP 100 Front Street, Suite 400 West Conshohocken, PA 19428 Administrator, Custodian, Fund Accounting Agent and Escrow Agent State Street Bank and Trust Company One Lincoln Street Boston, MA 02111 Transfer Agent UMB Fund Services, Inc. 235 W. Galena Street Milwaukee, WI 53212 Independent Registered Public Accounting Firm Ernst & Young LLP 200 Clarendon Street Boston, MA 02116 Legal Counsel Dechert LLP 1095 Avenue of the Americas New York, NY 10036 Counsel to the Independent Trustees Morgan, Lewis and Bockius LLP One State Street Hartford, CT 06103

(b) Not applicable

ITEM 2.	CODE OF ETHICS.

The registrant (sometimes referred to as the “Fund”) has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-888-322-4675. The registrant has not amended the code of ethics as described in Form N-CSR during the period covered by this report. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s Board of Trustees has determined that it has one “audit committee financial expert” serving on its audit committee, who is an “independent” Trustee:  Jakki L. Haussler.  Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)-(d)	The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended December 31, 2023 and December 31, 2024 by the registrant’s principal accountant, Ernst & Young LLP, the professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by Ernst & Young LLP during these periods.

2024

	Registrant		Covered Entities(1)
Audit Fees	$47,300		N/A

Non-Audit Fees
Audit-Related Fees	$0		$0	(2)
Tax Fees	$0	(3)	$0	(4)
All Other Fees	$0		$0	(5)
Total Non-Audit Fees	$0		$0

Total	$47,300		$0

2023

	Registrant		Covered Entities(1)
Audit Fees	$45,000		N/A

Non-Audit Fees
Audit-Related Fees	$0		$0	(2)
Tax Fees	$0	(3)	$0	(4)
All Other Fees	$0		$1,585,212	(5)
Total Non-Audit Fees	$0		$1,585,212

Total	$45,000		$1,585,212

N/A- Not applicable, as not required by Item 4.
(1)	Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.
(2)	Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities and funds advised by the Adviser or its affiliates.
(3)	Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant's tax returns.
(4)	Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of Covered Entities’ tax returns.
(5)	The fees included under “All Other Fees” are for services provided by Ernst& Young LLP related to surprise examinations for certain investment accounts to satisfy SEC Custody Rules and consulting services related to merger integration for sister entity to the Adviser.

(e)(1)	The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2)	No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f)	Not Applicable.

(g)	See table above.

(h)	The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)	Not Applicable.

(j)	Not Applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS.

(a)	Schedule of Investments. Refer to Item 1.

(b)	Not applicable.

ITEM 7.	FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 10.	REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 11.	STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.

The information is included in Item 1 of this Form N-CSR.

ITEM 12.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

MSIM has adopted the “Equity Proxy Voting Policy and Procedures” (the “Equity Proxy Voting Policy”) for voting clients’ proxies. The Equity Proxy Voting Policy is reasonably designed to address and oversee the process by which proxies are voted in a manner free from material conflicts of interest and in the best interest of MSIM clients. MSIM has retained independent proxy services to provide assistance with proxy vote execution, reporting and record-keeping. The Equity Proxy Voting Policy, which applies globally, sets forth detailed guidelines as to how proxies will be voted on behalf of MSIM clients. The MSIM Proxy Review Committee (the “Proxy Review Committee”) through the Global Stewardship Team is responsible for updating and implementing the Equity Proxy Voting Policy; the Proxy Review Committee consists of members from MSIM’s global investment teams. The Proxy Review Committee meets as needed, but at least quarterly, to address ongoing proxy issues and conflicts of interest that arise in connection with proxy voting.

ITEM 13.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1)	This Information is as of March 7, 2025

Mark L.W. van der Zwan, CFA. Mr. van der Zwan is a Managing Director of MSIM. Effective July 2016, Mr. van der Zwan began serving as Chief Investment Officer and Head of the Morgan Stanley AIP Hedge Fund team and, since 2006, he has been a portfolio manager for several Morgan Stanley AIP Hedge Fund team portfolios, including the Fund since its inception. Mr. van der Zwan has more than 20 years of relevant industry experience. He is also a member of the Investment Committee. Prior to joining MSIM, he was a senior consultant with Alan D. Biller & Associates, Inc., an institutional investment consulting firm with approximately $70 billion in assets under advisory. He has also held various positions at the National Research Council of Canada where he conducted advanced computational modeling research. Mr. van der Zwan received both a B.Sc. with honors in chemistry and an M.B.A. in finance from Queen’s University in Ontario, Canada. Mr. van der Zwan holds the Chartered Financial Analyst designation.

Jarrod Quigley. Mr. Quigley is a Managing Director of MSIM and a portfolio manager for several Morgan Stanley AIP Fund of Hedge Fund team portfolios, including the Fund since 2010. He focuses on credit, secondary & co-investment strategies. He joined MSIM in 2004 and has more than 20 years of industry experience. He is also a member of the Investment Committee. Prior to joining the firm, Mr. Quigley was an investment banking analyst in the financial institutions group of A.G. Edwards & Sons. Mr. Quigley received a B.S. summa cum laude in finance from Babson College where he was also valedictorian. He holds the Chartered Financial Analyst designation.

Eban Cucinotta. Mr. Cucinotta is a Managing Director of MSIM and the head of quantitative analytics for the Morgan Stanley AIP Hedge Fund group, focusing on evaluating and monitoring hedge fund investments from a quantitative and risk management perspective. Mr. Cucinotta is also the chair of the Morgan Stanley AIP hedge fund team Risk Monitoring Group which is responsible for consistent oversight of risk levels within Morgan Stanley AIP portfolios and comprises the senior most members of the hedge fund team and all investment committee members. He is a part of MSIM’s Risk Management Committee, and in this role is responsible for reporting any Morgan Stanley AIP level risk upward to MSIM risk management. Mr. Cucinotta joined Morgan Stanley in 2002 and has more than 20 years of industry experience. He and his team lead the development of the hedge fund team’s trading, allocation and liquidity management tools. He is also a member of the Investment Committee. Prior to his current role, Mr. Cucinotta was a client group associate for Morgan Stanley Investment Management, where he supported both AIP’s Hedge Fund and Private Equity Fund groups as well as MSIM’s emerging markets debt and high-yield products. Mr. Cucinotta received a B.S. in industrial management from Carnegie Mellon University and an M.B.A. from the Yale School of Management.

Robert Rafter. Mr. Rafter is an Executive Director at MSIM and serves as a portfolio manager and head of research for the Morgan Stanley AIP Hedge Funds group. He joined Morgan Stanley AIP in 2011 and has 19 years of professional experience. He is also a member of the Investment Committee. Prior to joining the firm, Mr. Rafter served as vice president responsible for hedge fund investments at Colchis Capital Management, a boutique alternative investment manager. Previously, he was a segment producer at CNBC Business News and an analyst at Lehman Brothers, where he worked on the central funding desk within the Fixed Income Division. Mr. Rafter received a B.A. in government from Georgetown University. He is a member of the Bond Club of Philadelphia and the CFA Society of Philadelphia. Mr. Rafter holds the Chartered Financial Analyst designation.

Jeff Scott. Mr. Scott is an Executive Director of MSIM, focusing on credit strategies. He joined the firm in 2012 and has 15 years of industry experience. He is also a member of the Investment Committee. Prior to joining the firm, Mr. Scott was an Analyst at Veritable, L.P., an investment consulting firm. Mr. Scott earned a B.S. in Business Administration, cum laude, from Drexel University. He holds the Chartered Alternative Investment Analyst designation and the Chartered Financial Analyst designation.

David Damsgaard. Mr. Damsgaard is an Executive Director of MSIM and serves as the strategy head for Global Macro, Emerging Markets, and Sovereign Relative Value strategies within the Morgan Stanley AIP Hedge Fund team. He joined the firm in 2019 and has 15 years of investment experience. Prior to joining the firm, Mr. Damsgaard was a proprietary commodities trader at Marex Spectron. Previously, he was an Associate Portfolio Manager at Caxton Associates and an Associate Director for Macquarie Bank Limited managing a derivatives portfolio providing hedging solutions within agricultural products. Mr. Damsgaard received a B.A. in economics from Yale University.

Farhan Karim. Mr. Karim is an Executive Director for the Morgan Stanley AIP Hedge Fund team at MSIM and serves as the strategy head for long/short equity research. Mr. Karim joined the firm in 2022 bringing more than 18 years’ industry experience and 10 years as a fundamental equity long/short portfolio manager and analyst. Prior to joining the firm, he was a portfolio manager at North Rock Capital managing a market neutral long/short portfolio and has also held roles at Millennium, Citadel (Surveyor Capital), George Weiss, UBS and Trafelet. Mr. Karim began his career at Citigroup in the investment banking division. He received a BBA in finance and accounting from the Ross School of Business at the University of Michigan.

Yury Rojek. Mr. Rojek is an Executive Director for the Morgan Stanley AIP Hedge Fund team at MSIM and serves as the strategy head for Systematic Strategies within the Morgan Stanley AIP Hedge Fund group. Mr. Rojek joined the firm in 2024 bringing more than 14 years of industry experience including 7 years in an asset management role and 6 years as a sell-side quantitative analyst. Prior to joining the firm, he was a Senior Investment Officer at UBS Hedge Fund Solutions. Mr. Rojek holds a PhD degree in Mathematics from Voronezh State University (Russia).

(a)(2)(i-iii)	Other Accounts Managed by the Portfolio Managers

Because the portfolio managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. In addition, a conflict of interest could exist to the extent the Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Adviser’s employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the Adviser manages accounts that engage in short sales of securities of the type in which the Fund invests, the Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

The following tables show information regarding accounts (other than the Fund) managed by each named portfolio manager as of December 31, 2024:

Mark L. W. van der Zwan Jarrod Quigley Eban Cucinotta Robert Rafter Jeff Scott David Damsgaard Farhan Karim Yury Rojek	Number of Accounts	Total Assets in Accounts ($ billion)
Registered Investment Companies	2	1.90
Other Pooled Investment Vehicles[1]	16	2.38
Other Accounts[1]	98	10.09

1Of these other accounts, 61 accounts with a total of approximately $6.25 billion in assets had performance-based fees.

(a)(2)(iv)	Conflicts of Interest

The Adviser and the Investment Managers

The Adviser also provides investment advisory and other services, directly and through affiliates, to various entities and accounts other than the Fund or the Master Fund (“Adviser Accounts”). Neither the Fund nor the Master Fund has any interest in these activities. The Adviser and the investment professionals who, on behalf of the Adviser, provide investment advisory services to the Master Fund are engaged in substantial activities other than on behalf of the Master Fund, may have differing economic interests in respect of such activities, and may have conflicts of interest in allocating their time and activity between the Master Fund and the Adviser Accounts. Such persons devote only so much time to the affairs of the Master Fund as in their judgment is necessary and appropriate.

Set out below are practices that the Adviser will follow. An Investment Manager may provide investment advisory and other services, directly or through affiliates, to various entities and accounts other than the Investment Funds. Although the Adviser anticipates that Investment Managers will follow practices similar to those described below, no guarantee or assurances can be made that similar practices will be followed or that an Investment Manager will adhere to, and comply with, its stated practices.

Participation in Investment Opportunities

The Adviser expects to employ an investment program for the Master Fund that is substantially similar to the investment program (or, in some cases, to portions of the investment program) employed by it for certain Adviser Accounts. As a general matter, the Adviser will consider participation by the Master Fund in all appropriate investment opportunities that are under consideration for those Adviser Accounts. There may be circumstances, however, under which the Adviser will cause one or more Adviser Accounts to commit a larger percentage of their respective assets to an investment opportunity than that to which the Adviser will commit the Master Fund’s assets. There also may be circumstances under which the Adviser will consider participation by Adviser Accounts in investment opportunities in which the Adviser does not intend to invest on behalf of the Master Fund, or vice versa.

The Adviser evaluates for the Master Fund and for the Adviser Accounts a variety of factors that may be relevant in determining whether a particular investment opportunity or strategy is appropriate and feasible for the Master Fund or an Adviser Account at a particular time, including, but not limited to, the following: (1) the nature of the investment opportunity taken in the context of the other investments at the time; (2) the liquidity of the investment relative to the needs of the particular entity or account; (3) the availability of the opportunity (i.e., size of obtainable position); (4) the transaction costs involved; and (5) the investment or regulatory limitations applicable to the particular entity or account. Because these considerations may differ for the Master Fund and the Adviser Accounts in the context of any particular investment opportunity, the investment activities of the Master Fund and the Adviser Accounts may differ from time to time. In addition, the fees and expenses of the Master Fund differ from those of the Adviser Accounts. Accordingly, the future performance of the Master Fund (and, therefore, the Fund) and the Adviser Accounts will vary.

When the Adviser determines that it would be appropriate for the Master Fund and one or more Adviser Accounts to participate in an investment transaction in the same Investment Fund or other investment at the same time, it will attempt to aggregate, place and allocate orders on a basis that the Adviser believes to be fair and equitable, consistent with its responsibilities under applicable law. Decisions in this regard are necessarily subjective and there is no requirement that the Master Fund participate, or participate to the same extent as the Adviser Accounts, in all investments or trades. However, no participating entity or account will receive preferential treatment over any other and the Adviser will take steps to ensure that no participating entity or account will be systematically disadvantaged by the aggregation, placement and allocation of orders and investments.

Situations may occur, however, where the Master Fund could be disadvantaged because of the investment activities conducted by the Adviser for the Adviser Accounts. Such situations may be based on, among other things, the following: (1) legal restrictions or other limitations (including limitations imposed by Investment Managers with respect to Investment Funds) on the combined size of positions that may be taken for the Master Fund and/or the Adviser Accounts, thereby limiting the size of the Master Fund’s position or the availability of the investment opportunity; (2) the difficulty of liquidating an investment for the Master Fund and the Adviser Accounts where the market cannot absorb the sale of the combined positions; and (3) the determination that a particular investment is warranted only if hedged with an option or other instrument and there is a limited availability of such options or other instruments. In particular, the Master Fund may be legally restricted from entering into a “joint transaction” (as defined in the 1940 Act) with the Adviser Accounts with respect to the securities of an issuer without first obtaining exemptive relief from the SEC. See “Other Matters”, below.

Directors, principals, officers, employees and affiliates of the Adviser and each Investment Manager may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Master Fund or an Investment Fund in which the Master Fund invests. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, principals, officers, employees and affiliates of the Adviser or an Investment Manager, or by the Adviser for the Adviser Accounts, or by an Investment Manager on behalf of its own other accounts (“Investment Manager Accounts”) that are the same as, different from or made at a different time than, positions taken for the Master Fund or an Investment Fund.

Investment Managers or their affiliates may from time to time provide investment advisory or other services to private investment funds and other entities or accounts managed by the Adviser or its affiliates. In addition, Investment Managers or their affiliates may from time to time receive research products and services in connection with the brokerage services that affiliates of the Adviser may provide to one or more Investment Manager Accounts.

Other Matters

An Investment Manager may from time to time cause an Investment Fund to effect certain principal transactions in securities with one or more Investment Manager Accounts, subject to certain conditions. For example, these transactions may be made in circumstances in which the Investment Manager determined it was appropriate for the Investment Fund to purchase and an Investment Manager Account to sell, or the Investment Fund to sell and an Investment Manager Account to purchase, the same security or instrument on the same day. Future investment activities of the Investment Managers, or their affiliates, and the principals, partners, directors, officers or employees of the foregoing, may give rise to additional conflicts of interest.

The Adviser and its affiliates will not purchase securities or other property from, or sell securities or other property to, the Master Fund, except that the Master Fund may in accordance with rules under the 1940 Act engage in transactions with accounts that are affiliated with the Master Fund as a result of common officers, directors, advisers or managing general partners. These transactions would be effected in circumstances in which the Adviser determined that it would be appropriate for the Master Fund to purchase and another client to sell, or the Master Fund to sell and another client to purchase, the same security or instrument on the same day.

Future investment activities of the Adviser and its affiliates and their principals, partners, directors, officers or employees may give rise to conflicts of interest other than those described above.

(a)(3)	Portfolio Manager Compensation Structure

Morgan Stanley’s compensation structure is based on a total reward system of base salary and incentive compensation, which is paid either in the form of cash bonus, or for employees meeting the specified deferred compensation eligibility threshold, partially as a cash bonus and partially as mandatory deferred compensation. Deferred compensation granted to Investment Management employees are generally granted as a mix of deferred cash awards under the Investment Management Alignment Plan (IMAP and equity-based awards in the form of stock units. The portion of incentive compensation granted in the form of a deferred compensation award and the terms of such awards are determined annually by the Compensation, Management Development and Succession Committee of the Morgan Stanley Board of Directors.

Base salary compensation. Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser.

Incentive compensation. In addition to base compensation, portfolio managers may receive discretionary year-end compensation.

Incentive compensation may include:

● Cash Bonus.

● Deferred Compensation:

●	A mandatory program that defers a portion of incentive compensation into restricted stock units or other awards based on Morgan Stanley common stock or other plans that are subject to vesting and other conditions.

●	IMAP is a cash-based deferred compensation plan designed to increase the alignment of participants’ interests with the interests of the Advisor’s clients. For eligible employees, a portion of their deferred compensation is mandatorily deferred into IMAP on an annual basis. Awards granted under IMAP are notionally invested in referenced funds available pursuant to the plan, which are funds advised by MSIM and its affiliates that are investment advisers. Portfolio managers are required to notionally invest a minimum of 40% of their account balance in the designated funds that they manage and are included in the IMAP notional investment fund menu.

●	Deferred compensation awards are typically subject to vesting over a multi-year period and are subject to cancellation through the payment date for competition, cause (i.e., any act or omission that constitutes a breach of obligation to the Company, including failure to comply with internal compliance, ethics or risk management standards, and failure or refusal to perform duties satisfactorily, including supervisory and management duties), disclosure of proprietary information, and solicitation of employees or clients. Awards are also subject to clawback through the payment date if an employee’s act or omission (including with respect to direct supervisory responsibilities) causes a restatement of the Firm’s consolidated financial results, constitutes a violation of the Firm’s global risk management principles, policies and standards, or causes a loss of revenue associated with a position on which the employee was paid and the employee operated outside of internal control policies.

MSIM compensates employees based on principles of pay-for-performance, market competitiveness and risk management. Eligibility for, and the amount of any, discretionary compensation is subject to a multi-dimensional process. Specifically, consideration is given to one or more of the following factors, which can vary by portfolio management team and circumstances:

●	Revenue and profitability of the business and/or each fund/accounts managed by the portfolio manager

●	Revenue and profitability of the Firm

●	Return on equity and risk factors of both the business units and Morgan Stanley

●	Assets managed by the portfolio manager

●	External market conditions

●	New business development and business sustainability

●	Contribution to client objectives

●	Team, product and/or MSIM and its affiliates that are investment advisers performance

●	The pre-tax investment performance of the funds/accounts managed by the portfolio manager (which may, in certain cases, be measured against the applicable benchmark(s) and/or peer group(s) over one, three and five-year periods)

●	Individual contribution and performance

Further, the Firm’s Global Incentive Compensation Discretion Policy requires compensation managers to consider only legitimate, business related factors when exercising discretion in determining variable incentive compensation, including adherence to Morgan Stanley’s core values, conduct, disciplinary actions in the current performance year, risk management and risk outcomes.

(a)(4)	Securities Ownership of Portfolio Managers

As of December 31, 2024, the dollar range of securities beneficially owned (or held notionally through IMAP) by each portfolio manager in the Fund is shown below:

Mark L. W. van der Zwan:	None
Jarrod Quigley:	None
Eban Cucinotta:	None
Robert Rafter:	None
Jeff Scott:	None
David Damsgaar:	None
Farhan Karim:	None
Yury Rojek:	None

ITEM 14.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 15.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 16.	CONTROLS AND PROCEDURES.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)	There were no changes in the Registrant's internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 17.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 18.	RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

Not applicable.

ITEM 19.	EXHIBITS.

(a)

(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(2)	Certifications of Principal Executive Officer and Principal Financial Officer are attached to this report as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ALTERNATIVE INVESTMENT PARTNERS ABSOLUTE RETURN FUND STS

By:	/s/ John H. Gernon
Name: John H. Gernon
Title: President
Date: March 7, 2025

Pursuant to the requirements of the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ John H. Gernon
Name: John H. Gernon
Title: Principal Executive Officer
Date: March 7, 2025

By:	/s/ Francis J. Smith
Name: Francis J. Smith
Title: Principal Financial Officer
Date: March 7, 2025